EXHIBIT 4-A

FORD MOTOR CREDIT COMPANY LLC,

Issuer

and

THE BANK OF NEW YORK MELLON,

Trustee

INDENTURE

Dated as of March 16, 2015

UNSECURED DEBT SECURITIES

FORD MOTOR CREDIT COMPANY LLC

Reconciliation and tie between Trust Indenture Act

of 1939 and Indenture, dated as of March 16, 2015

Trust Indenture Act Section	Indenture Section
ss. 310 (a)(1)	6.08
(a)(2)	6.08
(b)	6.09
ss. 312 (c)	7.01
ss. 314 (a)	7.03
(c)(1)	1.02
(c)(2)	1.02
(e)	1.02
ss. 315(b)	6.02
ss. 316 (a)(last sentence)	1.01 “Outstanding
(a)(1)(A)	5.02, 5.12
(a)(1)(B)	5.13
(b)	5.08
ss. 317 (a)(1)	5.03
(a)(2)	5.04
ss. 318 (a)	16.04

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

TABLE OF CONTENTS*

*    The table of contents, consisting of pages i to iv, is not part of this Indenture.

i

Restricted Period	9
Restricted Subsidiary; Subsidiary of the Company	9
Rule 144	10
Rule 144A	10
Rule 903	10
Rule 904	10
Securities	10
Security Register; Security Registrar	10
Shelf Registration Statement	10
Special Record Date	10
Stated Maturity	10
Trustee	10
Trust Indenture Act of 1939 or TIA	11
United States	11
United States Person	11
Unlegended Regulation S Global Security	11
Unrestricted Definitive Security	11
Unrestricted Global Security	11
U.S. Person	11
SECTION 1.02. Compliance Certificates and Opinions	11
SECTION 1.03. Form of Documents Delivered to Trustee	12
SECTION 1.04. Acts of Holders	12
SECTION 1.05. Trust Indenture Act of 1939	13
SECTION 1.06. Effect of Headings and Table of Contents	13
SECTION 1.07. Separability Clause	13
SECTION 1.08. Benefits of Indenture	13
SECTION 1.09. Payments on Non-Business Days	13

ARTICLE TWO

SECURITY FORMS

SECTION 2.01. Forms Generally	13
SECTION 2.02. Form of Trustee’s Certificate of Authentication	14
SECTION 2.03. Securities Issuable in the Form of a Global Security	14
SECTION 2.04. Special Transfer Provisions	15

ARTICLE THREE

THE SECURITIES

SECTION 3.01. Amount Unlimited; Issuable in Series	19
SECTION 3.02. Denominations	21
SECTION 3.03. Execution, Authentication, Delivery and Dating	21
SECTION 3.04. Temporary Securities	23
SECTION 3.05. Registration; Registration of Transfer and Exchange	23
SECTION 3.06. Mutilated, Destroyed, Lost or Stolen Securities	24
SECTION 3.07. Payment of Interest on Registered Securities; Interest Rights Preserved	24
SECTION 3.08. Persons Deemed Owners	25
SECTION 3.09. Cancellation	25
SECTION 3.10. Computation of Interest	25
SECTION 3.11. Transfers, ect.	25
SECTION 3.12. Global Securities	26

ARTICLE FOUR

SATISFACTION AND DISCHARGE

SECTION 4.01. Satisfaction and Discharge of Indenture	26
SECTION 4.02. Application of Trust Money	27
SECTION 4.03. Repayment of Moneys Held by Paying Agent	27
SECTION 4.04. Repayment of Moneys Held by Trustee	27

ARTICLE FIVE

REMEDIES

SECTION 5.01. Events of Default	27
SECTION 5.02. Acceleration of Maturity; Rescission and Annulment	28
SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee	29
SECTION 5.04. Trustee May File Proofs of Claim	29
SECTION 5.05. Trustee May Enforce Claims Without Possession of Securities	30
SECTION 5.06. Application of Money Collected	30
SECTION 5.07. Limitation on Suits	30
SECTION 5.08. Unconditional Right of Holders to Receive Principal, Premium and Interest	31
SECTION 5.09. Restoration of Rights and Remedies	31

ARTICLE TWELVE

REPAYMENT AT OPTION OF HOLDERS

SECTION 12.01. Applicability of Article	46
SECTION 12.02. Repayment of Securities	46
SECTION 12.03. Exercise of Option	46
SECTION 12.04. When Securities Presented for Repayment Become Due and Payable	46
SECTION 12.05. Securities Repaid in Part	46

ARTICLE THIRTEEN

SINKING FUNDS

SECTION 13.01. Applicability of Article	47
SECTION 13.02. Satisfaction of Sinking Fund Payments with Securities	47
SECTION 13.03. Redemption of Securities for Sinking Fund	47

ARTICLE FOURTEEN

DEFEASANCE AND COVENANT DEFEASANCE

SECTION 14.01. Applicability of Article; Company’s Option to Effect Defeasance or Covenant Defeasance	48
SECTION 14.02. Legal Defeasance	48
SECTION 14.03. Covenant Defeasance	48
SECTION 14.04. Conditions to Defeasance or Covenant Defeasance	48
SECTION 14.05. Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions	49
SECTION 14.06. Reinstatement	50

ARTICLE FIFTEEN

IMMUNITY OF INCORPORATORS, MEMBERS, MANAGERS,
OFFICERS, DIRECTORS AND EMPLOYEES

SECTION 15.01. Exemption from Individual Liability	50

ARTICLE SIXTEEN

MEETINGS OF HOLDERS OF SECURITIES

SECTION 16.01. Purposes for Which Meetings May be Called	50
SECTION 16.02. Call, Notice and Place of Meetings	51
SECTION 16.03. Persons Entitles to Vote at Meetings	51
SECTION 16.04. Quorum; Action	51
SECTION 16.05 Determination of Voting Rights; Conduct and Adjournment of Meetings	52
SECTION 16.06 Counting Votes and Recording Action of Meetings	52

ARTICLE SEVENTEEN

MISCELLANEOUS PROVISIONS

SECTION 17.01. Successors and Assigns of Company Bound by Indenture	52
SECTION 17.02. Acts of Board, Committee or Officer of Successor Corporation Valid	53
SECTION 17.03. Required Notices or Demands	53
SECTION 17.04. Indenture and Securities to be Construed in Accordance with the Laws of the State of New York	53
SECTION 17.05. Indenture May be Executed in Counterparts	53
SECTION 17.06. Submission to Jurisdiction	54
SECTION 17.06. Waiver of Jury Trial	54
SECTION 17.07. Force majeure	54

TESTIMONIUM	54

SIGNATURES AND SEALS	54

INDENTURE, dated as of the 16th day of March, 2015, between FORD MOTOR CREDIT COMPANY LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (hereinafter sometimes called the “Company”) having its principal office at One American Road, Dearborn, Michigan 48126, and THE BANK OF NEW YORK MELLON, a New York banking corporation, Trustee (hereinafter sometimes called the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, for its lawful corporate purposes, the Company deems it necessary to issue its securities and has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured and senior or subordinated debentures, notes or other evidences of indebtedness (herein called the “Securities”), which may be convertible into or exchangeable for any securities of any person (including the Company), to be issued in one or more series as provided in this Indenture;

WHEREAS, this Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of and govern indentures qualified under the Trust Indenture Act of 1939, as amended; and

WHEREAS, all things necessary to constitute these presents a valid indenture and agreement according to its terms have been done and performed by the Company, and the execution of this Indenture has in all respects been duly authorized by the Company, and the Company, in the exercise of its legal right and power, executes this Indenture.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

That in order to declare the terms and conditions upon which the Securities are made, executed, authenticated, issued and delivered, the Company and the Trustee covenant and agree with each other, for the equal and proportionate benefit of the respective Holders from time to time of the Securities or of series thereof, as follows:

ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS

OF GENERAL APPLICATION

SECTION 1.01. Certain Terms Defined. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01.  All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or which are by reference therein defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force as of the date of this Indenture.

Certain terms, used principally in Article Six, are defined in that Article.

144A Global Security:

The term “144A Global Security” shall mean a Global Security bearing the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depository or its nominee, that shall be issued in a denomination equal to the outstanding principal amount of the Securities of a particular series sold in reliance on Rule 144A.

Act:

The term “Act”, when used with respect to any Holder, shall have the meaning specified in Section 1.04.

Affiliate; Control:

The term “Affiliate” of any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing.

Applicable Procedures:

The term “Applicable Procedures” shall mean, with respect to any transfer or exchange of or for beneficial interests in any Global Security, the rules and regulations of the Depository that apply to such transfer or exchange.

Authorized Newspaper:

The term “Authorized Newspaper” shall mean a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place.  Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

Board of Directors:

The term “Board of Directors” or “Board”, when used with reference to the Company, shall mean the board of directors of the Company as specified in the Company’s Limited Liability Company Agreement or any committee of such board duly authorized to act with respect hereto.

Board Resolution:

The term “Board Resolution”, when used with reference to the Company, shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors or duly adopted by the Shareholders of the Company, as specified in the Company’s Limited Liability Company Agreement, pursuant to a unanimous written consent effective under the Limited Liability Company Agreement or applicable law and to be in full force and effect on the date of such certification and delivered to the Trustee.

Broker Dealer:

The term “Broker Dealer” shall have the meaning set forth in the applicable Registration Rights Agreement.

Business Day:

The term “Business Day”, when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, shall mean any day which is not a Saturday or a Sunday or a day on which banking institutions in such Place of Payment or other location are authorized or obligated by law or regulation to close.

Clearstream:

The term “Clearstream” shall mean Clearstream Banking S.A. and any successor thereto.

Commission:

The term “Commission” shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939, then the body performing such duties at such time.

Company:

The term “Company” shall mean Ford Motor Credit Company LLC, a Delaware limited liability company, and, subject to the provisions of Article Eight, shall also include its successors and assigns.

Company Request; Company Order:

The term “Company Request” or “Company Order” shall mean a written request or order signed in the name of the Company by any one or more of its Chairman of the Board, its Chief Executive Officer, its Chief Operating Officer, its Chief Financial Officer, its President, an Executive Vice President, a Vice President, its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary and delivered to the Trustee.

Consolidated Net Tangible Assets:

The term “Consolidated Net Tangible Assets” shall mean the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom all current liabilities and all goodwill, trade names, trademarks, unamortized debt discounts and expense and other like intangibles of the Company and its consolidated subsidiaries, all as set forth in the most recent balance sheet of the Company and its consolidated subsidiaries prepared in accordance with generally accepted accounting principles as practiced in the United States.

Corporate Trust Office:

The term “Corporate Trust Office” or other similar term shall mean the corporate trust office of the Trustee in the City and State of New York, at which at any particular time its corporate trust business shall be administered, which office at the date of this Indenture is located at 101 Barclay Street 7E, New York, NY 10286, Attention: Corporate Trust Administration, except that with respect to presentation of Securities for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee at which, at any particular time, its corporate agency business shall be conducted.

corporation:

The term “corporation” includes corporations, associations, partnerships, companies (including limited liability companies) and business trusts or any similar entity.

Dealer Manager:

The term “Dealer Manager” shall have the meaning set forth in any Registration Rights Agreement, if applicable.

Defaulted Interest:

The term “Defaulted Interest” shall have the meaning specified in Section 3.07.

Depository:

The term “Depository” shall mean, with respect to Securities of any series for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency or any successor registered under the Securities and Exchange Act of 1934, as amended, or other applicable statute or regulation, or, if so specified in accordance with Section 3.01 of this indenture, Euro-Clear and/or Clearstream, which, in each case, shall be designated by the Company pursuant to either Section 2.03 or 3.01.

Dollar:

The term “Dollar” or “$” shall mean a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts in the United States.

Euro-clear:

The term “Euro-clear” shall mean Euroclear Bank S.A./N.V., as operator of the Euroclear system, and any successor thereto.

Event of Default:

The term “Event of Default” shall have the meaning specified in Section 5.01.

Exchange Securities:

The term “Exchange Securities” shall mean any Securities containing terms identical to Securities of a particular series bearing a Private Placement Legend (except that such Exchange Securities shall be registered under the Securities Act and shall not include a Private Placement Legend) that are issued and exchanged for any such Securities pursuant to the applicable Registration Rights Agreement in an Exchange Offer in accordance with Section 2.04(c).

Exchange Offer:

The term “Exchange Offer” has the meaning set forth in the applicable Registration Rights Agreement.

Exchange Offer Registration Statement:

The term “Exchange Offer Registration Statement” has the meaning set forth in the applicable Registration Rights Agreement.

Foreign Currency or foreign currency:

The term “Foreign Currency” or “foreign currency” shall mean a currency issued by the government of any country other than the United States of America.

Global Security:

The term “Global Security” shall mean, with respect to any series of Securities, one or more Securities issued in global form and executed by the Company and authenticated and delivered by the Trustee to the Depository or pursuant to the Depository’s instruction, all in accordance with this Indenture and pursuant to a Company Order, which (i) shall be registered in the name of the Depository or its nominee and (ii) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of such of the Outstanding Securities of such series as shall be specified therein.

Hedging Transaction:

The term “Hedging Transaction” shall mean any transaction to hedge interest rate, currency, commodity and/or equity risks and exposures, including a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, credit protection transaction, credit swap, credit default swap, credit default option, total return option, credit spread transaction, repurchase transaction, reverse repurchase transaction, security lending transaction, buy/sell-back transaction, agreement for the purchase, sale or transfer of any commodity or any other commodity trading transaction or any other similar transaction (including any option with respect to any of these transactions) or any combination of these transactions or any transactions, agreements or arrangements similar to the transactions described above entered into by the Company or one or more subsidiaries of the Company.

Holder:

The term “Holder” shall mean a Person in whose name a Security is registered in the Security Register.

Indenture:

The term “Indenture” shall mean this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the or those particular series of Securities established as contemplated by Section 3.01; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, “Indenture” shall mean, with respect to any one or more series of Securities for which a Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the or those particular series of Securities for which such Person is Trustee established as contemplated by Section 3.01, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

Initial Purchaser:

The term “Initial Purchaser” has the meaning set forth in the applicable Registration Rights Agreement, if applicable.

Interest Payment Date:

The term “Interest Payment Date”, when used with respect to any Security, shall mean the Stated Maturity of an instalment of interest on such Security.

Legended Regulation S Global Security:

The term “Legended Regulation S Global Security” shall mean a Global Security bearing the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depository or its nominee, issued in a denomination equal to the outstanding principal amount of any series of Securities initially sold in reliance on Rule 903 of Regulation S.

Letter of Transmittal:

The term “Letter of Transmittal” shall mean the letter of transmittal to be prepared by the Company and sent to all Holders of any series of Securities for use by such Holders in connection with an Exchange Offer.

Limited Liability Company Agreement:

The term “Limited Liability Company Agreement” shall mean the Limited Liability Company Agreement of Ford Motor Credit Company LLC dated as of April 30, 2007, as amended from time to time.

Maturity:

The term “Maturity”, when used with respect to any Security, shall mean the date on which the principal of such Security or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, or otherwise.

National Bankruptcy Act:

The term “National Bankruptcy Act” shall mean the Bankruptcy Act or title 11 of the United States Code.

Officer’s Certificate:

The term “Officer’s Certificate”, when used with reference to the Company, shall mean a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the President, an Executive Vice President, a Vice President, the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary, of the Company and delivered to the Trustee.  Each such certificate shall include (except as otherwise provided in this Indenture) the statements provided for in Section 1.02, if and to the extent required by the provisions thereof.

Opinion of Counsel:

The term “Opinion of Counsel” shall mean an opinion in writing reasonably acceptable to the Trustee and signed by legal counsel, who may be an employee of or of counsel to the Company, and delivered to the Trustee.  Each such opinion shall include the statements provided for in Section 1.02, if and to the extent required by the provisions thereof.

Original Issue Discount Security:

The term “Original Issue Discount Security” shall mean any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02.

Outstanding:

The term “Outstanding”, when used with respect to Securities, shall mean, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(ii) Securities or portions thereof for whose payment, redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

(iii) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture; and

(iv) Securities, except to the extent provided in Sections 14.02 and 14.03, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Fourteen;

provided, however, that, in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture or whether a quorum is present at a meeting of Holders of Securities (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 5.02, (ii) the principal amount of a Security denominated in a foreign currency or currencies or currency units shall be the U.S. Dollar equivalent, determined on the date the Company agreed to sell such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. Dollar equivalent on the date the Company agreed to sell such Security of the amount determined as provided in (i) above), of such Security, and (iii) Securities owned by the Company or any other obligor on the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding for the purposes of such determination, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor on the Securities or any Affiliate of the Company or of such other obligor.

Paying Agent:

The term “Paying Agent” shall mean any Person authorized by the Company to pay the principal of (and premium, if any, on) or interest, if any, on any Securities on behalf of the Company.

Person:

The term “Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

Place of Payment:

The term “Place of Payment”, when used with respect to the Securities of any series, shall mean the place or places where the principal of (and premium, if any, on) and interest, if any, on the Securities of that series are payable, as specified as contemplated by Section 3.01.

Predecessor Security:

The term “Predecessor Security” of any particular Security shall mean every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

Private Placement Legend:

The term “Private Placement Legend” shall mean the legend set forth in Section 2.04(d) to be placed on all Securities issued under this Indenture without registration under the Securities Act, except where otherwise permitted by the provisions of this Indenture.

QIB:

The term “QIB” shall mean a “qualified institutional buyer” as defined in Rule 144A.

Qualified Securitization Transaction:

The term “Qualified Securitization Transaction” shall mean any transaction or series of transactions commonly known as a securitization or structured finance transaction that may be entered into by the Company, any subsidiary of the Company or any Securitization Entity pursuant to which the Company, any subsidiary of the Company or any Securitization Entity

(i)                                     sells, assigns, conveys or otherwise transfers to a Person, or

(ii)                                  pledges or grants a security interest in,

any receivables or similar assets (including vehicle loans and leases) of the Company or any subsidiary of the Company or any interest in such receivables or similar assets, or notes or securities collateralized or backed by such receivables or similar assets, and any assets related to such receivables or similar assets, including all collateral securing and all related contracts and property and all proceeds of such receivables or similar assets and in which the collections or revenues generated by such receivables or similar assets are used to repay the securities, debt instruments or indebtedness created or issued in such transaction; provided that securities, debt instruments, or indebtedness created or issued in such transaction are non-recourse to the Company.

“Securitization Entity” for purposes of this definition of Qualified Securitization Transaction shall mean any Person (whether or not a subsidiary of the Company) formed, created or established by the Company or a subsidiary of the Company for the purpose of facilitating or participating in a Qualified Securitization Transaction or holding receivables or similar assets (including vehicle loans and leases) originated by or acquired from the Company or any subsidiary of the Company or any interest in such receivables or similar assets, or notes or securities collateralized or backed by such receivables or similar assets involved in a Qualified Securitization Transaction.

“Non-recourse to the Company” for purposes of this definition of Qualified Securitization Transaction shall mean that such securities, debt instruments, or indebtedness are solely the obligation of the issuer thereof and that the Company has no obligation, either directly or indirectly as guarantor or credit support provider, in respect of any payment due on such securities, debt instruments, or indebtedness.

Redemption Date:

The term “Redemption Date” shall mean, when used with respect to any Security to be redeemed, in whole or in part, the date fixed for such redemption by or pursuant to this Indenture.

Redemption Price:

The term “Redemption Price” shall mean, when used with respect to any Security to be redeemed, the price at which such Security is to be redeemed by or pursuant to this Indenture.

Registration Rights Agreement:

The term “Registration Rights Agreement” shall mean any registration rights agreement between the Company and the other parties thereto pursuant to which the Company agrees to register one or more specified series of Securities under the Securities Act.

Regular Record Date:

The term “Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of any series shall mean the date specified for that purpose as contemplated by Section 3.01.

Regulation S:

The term “Regulation S” shall mean Regulation S promulgated under the Securities Act.

Regulation S Global Security:

The term “Regulation S Global Security” shall mean a Global Security deposited with or on behalf of, and registered in the name of, the Depository or its nominee, that shall be issued in a denomination equal to the outstanding principal amount of the Securities of a particular series sold in reliance on Regulation S.

Repayment Date:

The term “Repayment Date” shall mean, when used with respect to any Security to be repaid at the option of the Holder, the date fixed for such repayment by or pursuant to this Indenture.

Repayment Price:

The term “Repayment Price” shall mean, when used with respect to any Security to be repaid at the option of the Holder, the price at which it is to be repaid by or pursuant to this Indenture.

Responsible Officer:

The term “Responsible Officer” when used with respect to the Trustee shall mean any officer within the Trustee’s corporate trust department (or any successor group) including without limitation, any vice president, any trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

Restricted Definitive Security:

The term “Restricted Definitive Security” shall mean a Definitive Security bearing the Private Placement Legend.

Restricted Global Security:

The term “Restricted Global Security” shall mean a Global Security bearing the Private Placement Legend.

Restricted Period:

The term “Restricted Period” shall mean the applicable 40-day distribution compliance period as defined in Regulation S.

Restricted Subsidiary; Subsidiary of the Company:

The term “Restricted Subsidiary” shall mean a subsidiary of the Company organized and existing under the laws of the United States of America, a State or territory thereof or the District of Columbia or conducting the major portion of its business in the United States of America, any of the activities of which includes insurance underwriting or which had, at the end of its last quarterly accounting period preceding the date of computation, assets with a value in excess of $250,000,000 representing accounts or notes receivable or similar assets resulting from the financing or lease of new cars and trucks manufactured or sold by Ford Motor Company or from the financing of used cars and trucks of the same types, whether manufactured by Ford Motor Company or others.

The term “subsidiary of the Company” for purposes of this definition of Restricted Subsidiary shall mean (i) in the case of a corporation or company (including a limited liability company), an entity a majority of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more subsidiaries of the Company, or by the Company and one or more subsidiaries of the Company and (ii) in the case of an association, partnership, business trust or any similar entity, an entity in which the Company or one or more subsidiaries of the Company, or the Company and one or more subsidiaries of the Company together, has the sole power to direct the management and policies of such entity, directly or indirectly, whether through ownership of voting securities or interests, by contract, or otherwise.

The term “voting stock” for purposes of this definition of Restricted Subsidiary shall mean stock or membership or other interests having ordinary voting power to elect a majority of the directors or otherwise control the entity irrespective of whether or not stock or interests of any other class or classes shall have or might have voting power by reason of the happening of any contingency.

Rule 144:

The term “Rule 144” shall mean Rule 144 promulgated under the Securities Act.

Rule 144A:

The term “Rule 144A” shall mean Rule 144A promulgated under the Securities Act.

Rule 903:

The term “Rule 903” shall mean Rule 903 promulgated under the Securities Act.

Rule 904:

The term “Rule 903” shall mean Rule 904 promulgated under the Securities Act.

Securities:

The term “Securities” shall have the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, “Securities” with respect to the series as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

Security Register; Security Registrar:

The terms “Security Register” and “Security Registrar” shall have the respective meanings set forth in Section 3.05.

Shelf Registration Statement:

The term “Shelf Registration Statement” shall mean the Shelf Registration Statement as defined in the applicable Registration Rights Agreement.

Special Record Date:

The term “Special Record Date” for the payment of any Defaulted Interest on any Security shall mean a date fixed by the Trustee pursuant to Section 3.07.

Stated Maturity:

The term “Stated Maturity”, when used with respect to any Security or any instalment of principal thereof or interest thereon, shall mean the date specified in such Security as the fixed date on which the principal of such Security or such instalment of principal or interest is due and payable.

Trustee:

The term “Trustee” shall mean The Bank of New York Mellon and, subject to the provisions of Article Six, shall also include its successors and assigns, and, if at any time there is more than one Person acting as Trustee hereunder, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

Trust Indenture Act of 1939 or TIA:

The term “Trust Indenture Act of 1939” or “TIA” (except as herein otherwise expressly provided) shall mean the Trust Indenture Act of 1939, as amended, as in force at the date of this Indenture as originally executed.

United States:

The term “United States” shall mean the United States of America (including the States and the District of Columbia) its territories, its possessions and other areas subject to its jurisdiction.

United States person:

The term “United States person” shall mean an individual who is a citizen or resident of the United States, a corporation, partnership, limited liability company or other entity created or organized in or under the laws of the United States or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Unlegended Regulation S Global Security:

The term “Unlegended Regulation S Global Security” shall mean a Global Security deposited with or on behalf of and registered in the name of the Depository or its nominee and issued upon expiration of the Restricted Period.

Unrestricted Definitive Security:

The term “Unrestricted Definitive Security” means one or more Definitive Securities that do not bear and are not required to bear the Private Placement Legend.

Unrestricted Global Security:

The term “Unrestricted Global Security” shall mean a Global Security that is deposited with or on behalf of and registered in the name of the Depository, representing a series of Securities, and that does not bear the Private Placement Legend.

U.S. Person:

The term “U.S. Person” shall mean a U.S. person as defined in Rule 902(k) under the Securities Act.

SECTION 1.02. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture relating to the issue, certification and delivery of Securities, the release, or release and substitution of property subject to a security interest constituted by this Indenture, or the satisfaction and discharge of this Indenture, the Company shall furnish to the Trustee an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and, where any provision of this Indenture specifically requires it, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture, other than pursuant to section 10.05, shall include:

(1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3) a statement that such individual has made, or caused to be made, such examination or investigation as such individual believes necessary to enable such individual to make the statements or give the opinions contained or expressed therein; and

(4) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with in accordance with the terms of this Indenture.

SECTION 1.03. Form of Documents Delivered to Trustee.  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.04. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be (but need not be) embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments  and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments or so voting at any such meeting.  Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 1.04.  Consents may also be delivered without writing.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such notary public or other authorized officer the execution thereof.  Where such execution is by a signer acting in a capacity other than such signer’s individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer’s authority.  The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine.

(c) The ownership and principal amount of Securities shall be proved by the Security Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Security Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 1.05. Trust Indenture Act of 1939. This Indenture is subject to, and shall be governed by, the provisions of the TIA required or deemed to be part of and govern indentures qualified under the TIA.

SECTION 1.06. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.07. Separability Clause. In case any provision in this Indenture or in any Security shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.08. Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.09. Payments on Non-Business Days.  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of any Security other than a provision in a Security which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity; provided that no interest shall accrue on such payment for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

ARTICLE TWO

SECURITY FORMS

SECTION 2.01. Forms Generally.  Securities of each series shall be in substantially the form set forth in Exhibits A and B to this Indenture, or in such other form or forms (including permanent global form) as shall be established by or pursuant to a Board Resolution of the Company or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture (but that does not affect or change the rights, duties or responsibilities of the Trustee), and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.  If temporary Securities are issued in global form as permitted by Section 3.04, the form thereof shall be established as provided in the preceding sentence.  If the form or forms of Securities (or any such temporary global Security) of any series are established by action taken pursuant to a Board Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such Securities (or any such temporary global Security).

The Trustee’s certificates of authentication shall be in substantially the form set forth in this Article.

The definitive Securities shall be printed or lithographed or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution thereof.

The provisions of the “Operating Procedures of the Euroclear System” and “Terms and Conditions Governing Use of Euroclear” and the “General Terms and Conditions of Clearstream Banking” and “Customer Handbook” of Clearstream shall be applicable to transfers of beneficial interests in the Regulation S Global Securities that are held by Participants through Euroclear or Clearstream.

Any Securities of a particular series issued under this Indenture and any Exchange Securities subsequently issued for Securities of such series shall be treated as a single series for all purposes under this Indenture.

SECTION 2.02. Form of Trustee’s Certificate of Authentication. This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By
Authorized Signatory
Dated:

SECTION 2.03. Securities Issuable in the Form of a Global Security. (a) If the Company shall establish pursuant to Section 3.01 that the Securities of a particular series are to be issued as a Global Security, then, notwithstanding clause (8) of Section 3.01 and the provisions of Section 3.02, the Company shall execute and the Trustee shall, in accordance with Section 3.03 and the Company Order delivered to the Trustee thereunder, authenticate and deliver the Global Security, which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges, (ii) shall be registered in the name of the Depository or its nominee, (iii) shall be delivered by the Trustee to the Depository or pursuant to the Depository’s instruction and (iv) shall bear a legend substantially to the following effect: “Except as otherwise provided in Section 2.03 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depository or to a successor Depository or to a nominee of such successor Depository.”  Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 3.03 or Section 3.04.  Subject to the provisions of Section 3.03 and, if applicable, Section 3.04, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order.  If a Company Order pursuant to Section 3.03 or 3.04 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel.

(b) The provisions of the last sentence of Section 3.03 shall apply to any Security represented by a Global Security if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Global Security together with written instructions (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 3.03.

(c) Notwithstanding the provisions of Section 3.07, unless otherwise specified as contemplated by Section 3.01, payment of principal of and any premium and interest on any Global Security shall be made to the Person or Persons specified therein.  Notwithstanding the provisions of Section 3.08 and except as provided in the preceding sentence, the Company, the Trustee and any agent of the Company and the Trustee shall treat a Person as the Holder of such principal amount of Outstanding Securities represented by a Global Security as shall be specified in a written statement, produced to the Trustee by such Person, of the Holder of such Global Security.

(d) Notwithstanding any other provision of this Section 2.03 or of Section 3.05, the Global Security of a series may be transferred, in whole but not in part and in the manner provided in Section 3.05, only to another nominee of the Depository for such series, or to a successor Depository for such series selected or approved by the Company or to a nominee of such successor Depository.

(e) If at any time the Depository, other than Euro-Clear and Clearstream, for a series of Securities notifies the Company that it is unwilling or unable to continue as Depository for such series or if at any time the

Depository for such series shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor Depository for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, this Section 2.03 shall no longer be applicable to the Securities of such series and the Company will execute, and upon receipt of a Company Order the Trustee will authenticate and deliver, Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series, in exchange for such Global Security.  In addition, the Company may at any time determine that the Securities of any series shall no longer be represented by a Global Security and that the provisions of this Section 2.03 shall no longer apply to the Securities of such series.  In such event the Company will execute and upon receipt of a Company Order the Trustee, upon receipt of an Officer’s Certificate evidencing such determination by the Company, will authenticate and deliver Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series, in exchange for such Global Security.  Upon the exchange of the Global Security for such Securities in definitive registered form without coupons, in authorized denominations, the Global Security shall be cancelled by the Trustee.  Such Securities in definitive registered form issued in exchange for the Global Security pursuant to this Section 2.03(e) shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee.  The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

SECTION 2.04.  Special Transfer Provisions.

(a)                                 Transfer and Exchange of Beneficial Interests in Restricted Global Securities.  The transfer and exchange of beneficial interests in the Global Securities shall be effected through the Depository, in accordance with the provisions of this Indenture and the Applicable Procedures.  Beneficial interests in the Restricted Global Securities shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act.  Transfers of beneficial interests in the Global Securities also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

(i)                                     Transfer of Beneficial Interests in the Same Global Security.  Beneficial interests in any Restricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Security in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Legended Regulation S Global Security may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than any Initial Purchaser or any U.S. Person that will take delivery if the form of an interest in a Restricted Security).  Beneficial interests in any Unrestricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security.  No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.04(a)(i).

(ii)                                  All Other Transfers and Exchanges of Beneficial Interests in Global Securities.  In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.04(a)(i) above, the transferor of such beneficial interest must deliver to the Registrar (1) a written order from a Participant or an Indirect Participant given to the Depository in accordance with the Applicable Procedures directing the Depository to credit or cause to be credited a beneficial interest in another Global Security in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase.  Upon consummation of an Exchange Offer by the Company in accordance with Section 2.04(c), the requirements of this Section 2.04(a)(ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the holder of such beneficial interests in the Restricted Global Securities or, alternatively, if permitted by the relevant Depository’s procedures, by delivery of a message (an “ATOP Message”) delivered pursuant to the Depository’s Automated Tender Offer Program (“ATOP”), or similar electronic system.  Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Securities contained in this Indenture and the Securities or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Securities pursuant to Section 2.04(f).

(iii)                               Transfer of Beneficial Interests to Another Restricted Global Security.  A beneficial interest in any Restricted Global Security may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Security if the transfer complies with the requirements of Section 2.04(a)(ii) above and the Registrar receives the following:

(A)                               if the transferee shall take delivery in the form of a beneficial interest in the 144A Global Security, then the transferor must deliver a certificate in the form of Exhibit C, including the certifications in item (1) thereof; and

(B)                               if the transferee shall take delivery in the form of a beneficial interest in a Legended Regulation S Global Security, then the transferor must deliver a certificate in the form of Exhibit C, including the certifications in item (2) thereof.

(iv)                              Transfer and Exchange of Beneficial Interests in a Restricted Global Security for Beneficial Interests in an Unrestricted Global Security.  A beneficial interest in any Restricted Global Security may be exchanged by any Holder thereof for a beneficial interest in an Unrestricted Global Security or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security if the exchange or transfer complies with the requirements of Section 2.04(a)(ii) above and:

(A)                               such exchange or transfer is effected pursuant to an Exchange Offer in accordance with an applicable Registration Rights Agreement and the Holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal (1) it is not an affiliate (as defined in Rule 144) of the Company, (2) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution of the Exchange Securities to be issued in such Exchange Offer and (3) it is acquiring the Exchange Securities in its ordinary course of business;

(B)                               such transfer is effected pursuant to the Shelf Registration Statement in accordance with the applicable Registration Rights Agreement;

(C)                               such transfer is effected by a Broker Dealer pursuant to an Exchange Offer Registration Statement in accordance with the applicable Registration Rights Agreement; or

(D)                               the Registrar receives the following:

(1)                                 if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Exhibit D, including the certifications in item (a) thereof; or

(2)                                 if the holder of such beneficial interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Exhibit C, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (D), if the Registrar or the Company so requests or if the Applicable Procedures so require, an opinion of counsel in form reasonably acceptable to the Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

If any such transfer pursuant to this Section 2.04(a) is effected at a time when a Global Security has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 3.03 hereof, the Trustee shall authenticate one or more Global Securities in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred.

Beneficial interests in an Unrestricted Global Security cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Security.

(b)                                 Transfer and Exchange of Definitive Securities for Definitive Securities.  Upon request by a Holder of Definitive Securities and such Holder’s compliance with the provisions of this Section 2.04(b), the Registrar shall register the transfer or exchange of Definitive Securities.  Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Securities duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing.  In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.04(b).

(i)                                     Restricted Definitive Securities to Restricted Definitive Securities.  Any Restricted Definitive Security may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Security if the Registrar receives the following:

(A)                               if the transfer shall be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit C, including the certifications in item (1) thereof; and

(B)                               if the transfer shall be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit C, including the certifications in item (3) thereof.

(ii)                                  Restricted Definitive Securities to Unrestricted Definitive Securities.  Any Restricted Definitive Security may be exchanged by the Holder thereof for an Unrestricted Definitive Security or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Security if:

(A)                               such exchange or transfer is effected pursuant to an Exchange Offer in accordance with the applicable Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that (1) it is not an affiliate (as defined in Rule 144) of the Company, (2) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution of the Exchange Securities to be issued in such Exchange Offer and (3) it is acquiring the Exchange Securities in its ordinary course of business;

(B)                               any such transfer is effected pursuant to an Shelf Registration Statement in accordance with the applicable Registration Rights Agreement;

(C)                               any such transfer is effected by a Broker Dealer pursuant to an Exchange Offer Registration Statement in accordance with the applicable Registration Rights Agreement; or

(D)                               the Registrar receives a certificate from such Holder in the form of Exhibit D, including the certifications in item (c) thereof and, if the Registrar so requests, an opinion of counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(iii)                               Unrestricted Definitive Securities to Unrestricted Definitive Securities.  A Holder of Unrestricted Definitive Securities may transfer such Securities to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security.  Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Securities pursuant to the instructions from the Holder thereof.

(c)                                  Exchange Offer.  Upon the occurrence of an Exchange Offer in accordance with the applicable Registration Rights Agreement, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 3.03, the Trustee shall authenticate (i) one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Securities tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not affiliates (as defined in Rule 144) of the Company, (y) they are not engaged in, and do not intend to engage in, and have no arrangement or understanding with any Person to participate in, a distribution of the Exchange Securities to be issued in such Exchange Offer and (z) they are acquiring the Exchange Securities in their ordinary course of business and (ii) Unrestricted Definitive Securities in an aggregate principal amount equal to the principal amount of the Restricted Definitive Securities accepted for exchange in the Exchange Offer.  Concurrently with the issuance of such Securities, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Securities to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Restricted Global Securities so accepted Unrestricted Global Securities in the appropriate principal amount.

(d)                                 Private Placement Legend.  Except as permitted below, each Global Security and each Definitive Security (and all Securities issued in exchange therefor or substitution thereof) that are not registered under the Securities Act shall bear a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE.  BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, PRIORTO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITIES UNDER RULE 144 UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, OFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO FORD MOTOR CREDIT COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT; (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE.  AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.  THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

Notwithstanding the foregoing, any Global Security or Definitive Security issued pursuant to subparagraph (a)(iv), (b)(ii), (b)(iii) or (c) to this Section 2.04 (and all Securities issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

(e)                                  Regulation S Global Security Legend.  Each Regulation S Global Security shall bear a legend in substantially the following form:

THE RIGHTS ATTACHING TO THIS REGULATION S GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR OTHER SECURITIES OF THIS SERIES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

(f)                                   Cancellation and/or Adjustment of Global Securities.  At such time as all beneficial interests in a particular Global Security have been exchanged for Definitive Securities or a particular Global Security has been redeemed, repurchased or canceled in whole and not in part, each such Global Security shall be returned to or retained and canceled by the Trustee in accordance with Section 3.09 hereof.  At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for or transferred to a Person who shall take delivery thereof in the form of a beneficial interest in another Global Security or for Definitive Securities, the principal amount of Securities represented by such Global Security shall be reduced accordingly and an endorsement shall be made on such Global Security by the Trustee or by the Depository at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who shall take delivery thereof in the form of a beneficial interest in another Global Security, such other Global Security shall be increased accordingly and an endorsement shall be made on such Global Security by the Trustee or by the Depository at the direction of the Trustee to reflect such increase.

(g)                                  Certifications, Certificates and Opinions.  All certifications, certificates and opinions of counsel required to be submitted to the Registrar pursuant to this Section 2.04 to effect a registration of transfer or exchange may be submitted by facsimile followed by delivery of the original.

ARTICLE THREE

THE SECURITIES

SECTION 3.01. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is not limited.

The Securities may be issued in one or more series. There shall be established in or pursuant to Board Resolutions of the Company and, subject to Section 3.03, set forth, or determined in the manner provided, in an Officer’s Certificate of the Company, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following as applicable (each of which (except for the matters set forth in clauses (1) and (2) below), if so provided in the Officer’s Certificate or supplemental indenture establishing the terms of such series of Securities, may be determined from time to time by the Company with respect to unissued Securities of the series and set forth in such Securities of the series when issued from time to time):

(1)                                 the title of the Securities of the series (which shall distinguish the Securities of the series from all other series of Securities);

(2)                                 the limit, if any, upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.03, 3.04, 3.05, 3.06, 9.05, 11.07 or 12.05);

(3)                                 the date or dates on which the principal of the Securities of the series is payable or the manner in which such dates are determined;

(4)                                 the rate or rates at which the Securities of the series shall bear interest, if any, or the manner in which such rates are determined, the date or dates from which such interest shall accrue, or the manner in which such dates are determined, the Interest Payment Dates on which such interest shall be payable, the right if any of the Company to defer or extend an Interest Payment Date, and the Regular Record Dates, if any, for the interest payable on any Interest Payment Date or the method by which such date or dates shall be determined, and the basis upon which interest shall be calculated if other than on the basis of a 360-day year of twelve 30-day months;

(5)                                 the place or places where the principal of (and premium, if any, on) and interest, if any, on Securities of the series shall be payable, where the Securities of the series may be surrendered for exchange, where Securities of the series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable and, if different than the location specified in Section 17.03, the place or places where notices or demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

(6)                                 the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, if the Company is to have that option;

(7)                                 the obligation or right, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, and the period or periods within which, or the date or dates on which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

(8)                                 if other than denominations of $2,000 and any higher integral multiple of $1,000, the denominations in which Securities of the series shall be issuable;

(9)                                 if other than the Trustee, the identity of the Security Registrar and/or Paying Agent;

(10)                          if other than the principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02 or the method by which such portion shall be determined;

(11)                          if other than such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency or currency unit in which payment of the principal of (and premium, if any, on) or interest, if any, on the Securities of the series shall be payable or in which the Securities of the series shall be denominated and the particular provisions applicable thereto;

(12)                          whether the amount of payment of principal of (and premium, if any, on) or interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more currencies, commodities, equity indices, or other indices), and the manner in which such amounts shall be determined;

(13)                          whether the principal of (and premium, if any, on) or interest, if any, on the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency or currency unit other than that in which the Securities are denominated or stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made and the time and manner of determining the exchange rate between the currency in which such Securities are denominated or stated to be payable and the currency in which such Securities are to be so payable;

(14)                          whether Securities of the series are to be issuable as a Global Security, and if so, the identity of the Depository for such series and whether, subject to applicable law, beneficial owners of interests in any such Global Security may exchange such interests for definitive Securities of such series of like tenor in any authorized form and denomination and the circumstances in which any such exchanges may occur, if other than in the manner provided in Section 3.04;

(15)                          whether Securities of the series are to be issuable as book-entry only Securities through the facilities of the Depository and if so, whether, subject to applicable law, the beneficial owner or owners of interests in any such book-entry Security may exchange such interests for definitive Securities of such series of like tenor in any authorized form and denomination and the circumstances in which any such exchanges may occur, if other than in the manner provided in Section 3.04;

(16)                          whether any Securities of the series are to issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 3.05

(17)                          the forms of the Securities of that series (if other than the form set forth in Article Two);

(18)                          any provisions in modification of, in addition to or in lieu of the provisions of Article Fourteen that shall be applicable to the Securities of the series;

(19)                          if the Securities of the series are to issued upon the exercise of warrants, the time, manner and place for such Securities to be authenticated and delivered;

(20)                          if the Securities of the series are to be convertible into or exchangeable for any securities of any Person (including the Company), the terms and conditions upon which such Securities will be so convertible or exchangeable;

(21)                          whether the Securities of such series are subject to subordination and, if so, the terms and conditions of such subordination;

(22)                          the Person to whom any interest on any Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 3.04;

(23)                          in the event that the initial offering of Securities of the Series is not registered under the Securities Act, whether a Registration Rights Agreement will be applicable to such Securities; and

(24)                          any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to the series (which terms shall not be inconsistent with the provisions of this Indenture).

All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and (subject to Section 3.03) set forth in such Officer’s Certificate or in any indenture supplemental hereto. Not all Securities of any one series need be issued at the same time, and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

If any of the terms of the series are established by action taken pursuant to a Board Resolution, such Board Resolution and the Officer’s Certificate setting forth the terms of the series shall be delivered to the Trustee at or prior to the delivery of the Company Order for authentication and delivery of Securities of such series.

SECTION 3.02. Denominations.    All Securities, except for any Global Securities (which may be issued in any denomination), shall be issuable in such denominations as shall be specified as contemplated in Section 3.01.  In the absence of any such provisions with respect to the Securities of any series, the Securities of such series, other than a Global Security, shall be issuable in denominations of $2,000 and any higher integral multiple of $1,000.

SECTION 3.03. Execution, Authentication, Delivery and Dating.   The Securities shall be signed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its Chief Operating Officer, its Chief Financial Officer, its President, one of its Executive Vice Presidents, or one of its Vice Presidents and its Treasurer or one of its Assistant Treasurers, its Secretary or one of its Assistant Secretaries. Such signatures upon the Securities may be the manual or facsimile signatures of the present or any future such authorized officers and may be imprinted or otherwise reproduced on the Securities.

Securities bearing the manual or facsimile signatures of individuals who were at the time they signed such Securities the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities.  If not all the Securities of any series are to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining terms of particular Securities of such series such as interest rate, maturity date, date of issuance and date from which interest shall accrue. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be provided with, and (subject to TIA Section 315) shall be fully protected in relying upon, an Opinion of Counsel stating:

(a) that the form or forms and terms of such Securities have been established in conformity with the provisions of this Indenture;

(b) that all conditions precedent to the authentication and delivery of such Securities have been complied with and that such Securities, when completed by appropriate insertions and executed by the Company and delivered to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors’ rights, to general equitable principles and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Securities; and

(c) that all laws and requirements in respect of the execution and delivery by the Company of such Securities have been complied with.

Notwithstanding the provisions of Section 3.01 and of the preceding two paragraphs, if not all the Securities of any series are to be issued at one time, it shall not be necessary to deliver the Officer’s Certificate otherwise required pursuant to Section 3.01 or the Company Order and Opinion of Counsel otherwise required pursuant to the preceding two paragraphs prior to or at the time of issuance of each Security, but such documents with appropriate modifications shall be delivered at or before the time of issuance of the first Security of such series.

The Trustee shall not be required to authenticate and deliver any such Securities if the Trustee, being advised by counsel, determines that such action (i) may not lawfully be taken or (ii) would expose the Trustee to personal liability to existing Holders of Securities.

Each Security shall be dated the date of its authentication.

No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein, executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 3.04. Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine (but that does not affect or change the rights, duties or responsibilities of the Trustee), as evidenced by their execution of such Securities. In the case of Securities of any series, such temporary Securities may be in global form.

If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder.  Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations.  Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as the definitive Securities of such series.

SECTION 3.05. Registration; Registration of Transfer and Exchange. The Company shall cause to be kept at the office or agency of the Company maintained pursuant to Section 10.02 a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall, subject to the provisions of Section 2.03, provide for the registration of Securities and transfers of Securities. The Trustee is hereby appointed “Security Registrar” for the purpose of registering Securities and transfers of Securities as herein provided.

Subject to the provisions of Section 2.03, upon surrender for registration of transfer of any definitive Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new definitive Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor.

Subject to the provisions of Section 2.03 and any applicable restriction set forth in Section 2.04, at the option of the Holder, definitive Securities of any series may be exchanged for other definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the definitive Securities to be exchanged at such office or agency. Whenever any definitive Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the definitive Securities which the Holder making the exchange is entitled to receive.

All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

The Company shall not be required (i) to issue, register the transfer of or exchange Securities if such Securities may be among those selected for redemption during a period beginning at the opening of business 15 days before the day of the selection for redemption of such Securities under Section 11.03 and ending at the close of business on the day of the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) ) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

SECTION 3.06. Mutilated, Destroyed, Lost or Stolen Securities. If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount, and bearing a number not contemporaneously outstanding, or, in case any such mutilated Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, or, in case any such destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

SECTION 3.07. Payment of Interest on Securities; Interest Rights Preserved. Unless otherwise provided as contemplated by Section 3.01, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 10.02; provided, however, that each instalment of interest on any Security may at the Company’s option be paid by mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 3.08, to the address of such Person as it appears on the Security Register or by wire transfer to an account of the Person entitled thereto as such account shall be provided to the Security Registrar and shall appear on the Security Register.

Any interest on any Security of any series which is payable but is not punctually paid or duly provided for on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

(1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

(2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section and Section 3.05, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 3.08. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any, on) and (subject to Sections 3.05 and 3.07) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 3.09. Cancellation. All Securities surrendered for payment, redemption, repayment at the option of the Holder, conversion, exchange, registration of transfer, conversion or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and the same shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. Cancelled Securities held by the Trustee may be destroyed by it and, if so destroyed, the Trustee shall deliver its certificate of such destruction to the Company, unless by a Company Order the Company directs their return to it.

SECTION 3.10. Computation of Interest. Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, any interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day  months.

SECTION 3.11. Transfers, etc.  The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depository participants or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 3.12. Global Securities.  Neither the Trustee nor any agent shall have any responsibility for any actions taken or not taken by the Depository.

ARTICLE FOUR

SATISFACTION AND DISCHARGE

SECTION 4.01. Satisfaction and Discharge of Indenture. This Indenture shall upon Company Request cease to be of further effect in respect of any series (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for, and any right to receive additional amounts, as provided in Section 10.07), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

(1) either

(A) all Securities of such series theretofore authenticated and delivered (other than (i) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (ii) Securities of such series for whose payment money has theretofore been deposited in trust with the Trustee or any paying agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

(B) all such Securities of such series not theretofore delivered to the Trustee for cancellation

(i)  have become due and payable, or

(ii) will become due and payable at their Stated Maturity within one year, or

(iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

(2) the Company has paid or caused to be paid all other sums payable hereunder in respect of Securities of such series by the Company; and

(3) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture in respect of such series have been complied with.

In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and if the other conditions thereto are met.  In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

Notwithstanding the satisfaction and discharge of this Indenture in respect of any series, the obligations of the Company to the Trustee under Section 6.06 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.02, 4.04, and the last paragraph of Section 10.03 shall survive such satisfaction and discharge in respect of such series.

SECTION 4.02. Application of Trust Money. Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as a Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

SECTION 4.03. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of a series under this Indenture, all moneys then held by any Paying Agent (other than the Trustee, if the Trustee be a Paying Agent) under the provisions of this Indenture in respect of Securities of such series shall, upon demand of the Company, be repaid to it or paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

SECTION 4.04. Repayment of Moneys Held by Trustee. Any moneys deposited with the Trustee or any Paying Agent for the payment of the principal of (or premium, if any, on) or interest, if any, on any Security of any series and not applied but remaining unclaimed by the Holders for two years after the date upon which the principal of (or premium, if any, on) or interest, if any, on such Security shall have become due and payable, shall be repaid to the Company by the Trustee or such Paying Agent on demand; and the Holder of any of the Securities entitled to receive such payment shall thereafter look only to the Company for the payment thereof and all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be mailed to each such Holder or published once a week for two successive weeks (in each case on any day of the week) in an Authorized Newspaper, or both, a notice that said moneys have not been so applied and that after a date named therein any unclaimed balance of said moneys then remaining will be returned to the Company.  It shall not be necessary for more than one such publication to be made in the same newspaper.

ARTICLE FIVE

REMEDIES

SECTION 5.01. Events of Default. “Event of Default”, wherever used herein with respect to Securities of any series, shall mean any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

(2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity, and continuance of such default for five business days; or

(3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series, and continuance of such default for five business days; or

(4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture with respect to any Security of that series (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under the National Bankruptcy Act or any other similar Federal or State law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

(6) the commencement by the Company of a voluntary case or proceeding under the National Bankruptcy Act or any other similar Federal or State law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under the National Bankruptcy Act or any other similar Federal or State law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of the property of the Company, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due; or

(7) any other Event of Default provided with respect to Securities of that series.

SECTION 5.02. Acceleration of Maturity; Rescission and Annulment.  If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of an affected series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of the affected series, by written notice to the Company and the Trustee, may waive all defaults and rescind and annul such declaration and its consequences if

(1) the Company has paid or deposited with the Trustee a sum sufficient to pay

(A) all overdue interest on all Securities of the affected series,

(B) the principal of (and premium, if any, on) and any sinking fund payments with respect to any Securities of the affected series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

(C) to the extent that payment of such interest is enforceable under applicable law, interest upon overdue interest to the date of such payment or deposit at the rate or rates prescribed therefor in such Securities or, if no such rate or rates are so prescribed, at the rate borne by the Securities during the period of such default, and

(D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

and

(2) all Events of Default with respect to Securities of the affected series, other than the non-payment of the principal of Securities of the affected series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such waiver or rescission and annulment shall affect any subsequent default or impair any right consequent thereon.

SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee.  The Company covenants that (1) in case default shall be made in the payment of any instalment of interest on any Security of any series, as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (2) in case default shall be made in the payment of the principal of (and premium, if any, on) any Security of any series on its Maturity or otherwise, and such default shall have continued for five business days — then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders of such Securities of such series, the whole amount that then shall have become due and payable on all such Securities for principal (and premium, if any) or interest, if any, or both, as the case may be, with interest upon the overdue principal and (to the extent that payment of such interest is enforceable under applicable law) upon overdue instalments of interest at the rate borne by the Securities during the period of such default; and, in addition thereto, such further amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

In case the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor upon such Securities of such series and collect in the manner provided by law out of the property of the Company or any other obligor upon such Securities of such series wherever situated the moneys adjudged or decreed to be payable.

If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.04. Trustee May File Proofs of Claim.  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest, shall be entitled and empowered, by intervention in such proceeding or otherwise,

(i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding and

(ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the

Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 5.05. Trustee May Enforce Claims Without Possession of Securities.  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 5.06. Application of Money Collected.  Any money or property collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal (or premium, if any) or interest, if any, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee under Section 6.07;

SECOND: Subject to the terms of subordination that may be applicable to the Securities of a series, to the payment of the amounts then due and unpaid for principal of (and premium, if any, on) and interest, if any, on the Securities in respect of which or for the benefit of which such money or property has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, if any, respectively; and

THIRD: To the payment of the remainder, if any, to the Company, its successors or assigns as directed by the Company or as a court of competent jurisdiction may direct.

SECTION 5.07. Limitation on Suits.  No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

(1) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

(2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(3) such Holder or Holders shall have offered to the Trustee reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred in compliance with such request;

(4) the Trustee for 90 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

(5) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.12 during such 90-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable and common benefit of all of such Holders.

SECTION 5.08. Unconditional Right of Holders to Receive Principal, Premium and Interest.   Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and (subject to Section 3.07) interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption or repayment at the option of the Holder, on the Redemption Date or Repayment Date, as the case may be) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.09. Restoration of Rights and Remedies.   If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10. Rights and Remedies Cumulative.  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11. Delay or Omission Not Waiver.   No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 5.12. Control by Holders.  The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, however, that

(1) such direction shall not be in conflict with any rule of law or with this Indenture,

(2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction,

(3) such direction is not unduly prejudicial to the rights of Holders not taking part in such direction, and

(4) such direction would not involve the Trustee in personal liability.

SECTION 5.13. Waiver of Past Defaults.  The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

(1) in the payment of the principal of (or premium, if any, on) or interest, if any, on any Security of such series, or

(2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, and the Company, the Trustee and the Holders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14. Undertaking for Costs.  All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any, on) or interest, if any, on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

ARTICLE SIX

THE TRUSTEE

SECTION 6.01. Certain Duties and Responsibilities of the Trustee.

(a)         Except during the continuation of an Event of Default,

(1)                                 The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(2)                                 In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture, but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein.

(b)                                 If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

(c)                                  No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

(1)                                 this Subsection shall not be construed to limit the effect of Subsections (a) and (b) of this Section;

(2)                                 the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(3)                                 the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, determined as provided in Section 5.12, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

(4)                                 no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

(d)                                 Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.02.  Notice of Defaults. Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall deliver to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any Security of such series or in the payment of any sinking fund instalment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided further that in the case of any default of the character specified in Section 5.01(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof.  For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default (not including periods of grace, if any) with respect to Securities of such series.

SECTION 6.03. Certain Rights of Trustee.  Subject to the provisions of TIA Section 315(a) through 315(d):

(a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness, approval or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

(c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proven or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate;

(d) the Trustee may consult with counsel of its own selection, and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f) except during the continuance of an Event of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(h) in no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and

(i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

SECTION 6.04. Trustee Not Responsible for Recitals in Indenture or in Securities.  The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 6.05. May Hold Securities.  The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

SECTION 6.06. Money Held in Trust.  Subject to the provisions of Section 4.04, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall not be required to pay interest on any moneys received by it hereunder except as may be otherwise agreed in writing with the Company.

SECTION 6.07. Compensation and Reimbursement.  The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Company and the Trustee shall agree in writing for all services rendered by it hereunder (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and, except as otherwise expressly provided, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents, attorneys and counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance shall be determined to have been caused by its own negligence or willful misconduct. If any property other than cash shall at any time be subject to a lien in favor of the Holders, the Trustee, if and to the extent authorized by a receivership or bankruptcy court of competent jurisdiction or by the supplemental instrument subjecting such property to such lien, shall be entitled to make advances for the purpose of preserving such property or of discharging tax liens or other prior liens or encumbrances thereon. The Company also covenants to fully indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Company under this Section shall not be subordinated to the payment of Senior Indebtedness pursuant to Article Fifteen and shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee, as such, except funds held in trust for the payment of principal of (or premium, if any, on) or interest, if any, on particular Securities.

When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(5) or Section 5.01(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

SECTION 6.08. Corporate Trustee Required; Eligibility.  There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000.  If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in Section 6.09.

SECTION 6.09. Resignation and Removal; Appointment of Successor.   (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10.

(b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may at the expense of the Company petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such one or more series, or any Holder who has been a bona fide holder of a Security or Securities of such one or more series for at least six  months may, subject to the provisions of Section 5.14, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

(c) The Trustee may be removed and a successor Trustee appointed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee so removed, to the successor Trustee and to the Company.

(d)  If at any time:

(1) the Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide holder of a Security for at least six months, or

(2) the Trustee shall cease to be eligible under Section 6.08 and shall fail to resign after written request therefor by the Company or by any such Holder, or

(3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company by a Board Resolution may remove the Trustee and appoint a successor Trustee with respect to all Securities, one copy of which Board Resolution shall be delivered to the Trustee so removed and one copy to the successor Trustee, or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee.

(e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.10. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.10, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.10, any Holder who has been a bona fide holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided for notices to Holders in Section 17.03.  Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 6.10. Acceptance of Appointment by Successor.  (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges pursuant to Section 6.07, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

(b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and, upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

(c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

(d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

(e) Upon acceptance of appointment by a successor Trustee as provided in this Section, the Company shall mail notice of the succession of such Trustee hereunder to the Holders of the Securities of one or more or all series, as the case may be, to which the appointment of such successor Trustee relates as their names and addresses appear on the Security Register.  If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

SECTION 6.11. Merger, Conversion, Consolidation or Succession to Business.  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and in case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

SECTION 6.12. FATCA.  In order to comply with applicable tax laws, rules and regulations (inclusive of directives, guidelines and interpretations promulgated by competent authorities) in effect from time to time (“Applicable Law”) a foreign financial institution, issuer, trustee, paying agent, holder or other institution that is or has agreed to be subject to the Indenture, and the Company agrees (i) to provide to Trustee sufficient information about holders or other applicable parties and/or transactions (including any modification to the terms of such transactions) so Trustee can determine whether it has tax related obligations under Applicable Law, (ii) that Trustee shall be entitled to make any withholding or deduction from payments under the Indenture to the extent necessary to comply with Applicable Law for which Trustee shall not have any liability, and (iii) to hold harmless Trustee for any losses it may suffer due to the actions it takes to comply with such Applicable Law (other than losses solely as a result of Trustee’s willful misconduct or gross negligence).  The terms of this section shall survive the termination of this Indenture.

ARTICLE SEVEN

HOLDERS’ LISTS AND REPORTS BY TRUSTEE

AND COMPANY

SECTION 7.01. Disclosure of Names and Addresses of Holders.   Each and every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Security Registrar nor any Paying Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

SECTION 7.02. Reports by Trustee.  On or before July 15, 2015, and on or before July 15 in every year thereafter, so long as required by TIA Section 313(a), and so long as any Securities are Outstanding hereunder, the Trustee shall transmit to the Holders, in the manner and to the extent provided in TIA Section 313(c), and to the Company a brief report, dated as of the preceding May 15 and required by TIA Section 313(a).

SECTION 7.03. Reports by Company.  (a) The Company covenants and agrees to file with the Trustee, within 15 days after the Company files the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission pursuant to the TIA, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

(b) The Company covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents, and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

(c) In accordance with TIA Section 313(c), the Trustee will transmit to the Holders, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports required to be filed by the Company pursuant to Subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

(d) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).

ARTICLE EIGHT

CONSOLIDATION, MERGER, SALE OR CONVEYANCE

SECTION 8.01. Consolidations and Mergers of Company and Conveyances Permitted Subject to Certain Conditions.  The Company may consolidate with, or sell or convey all or substantially all its assets to, or merge with or into any other corporation (as defined herein); provided, however, that in any such case, (i) the successor shall be a corporation organized and existing under the laws of the United States of America or a State thereof, (ii) such corporation shall expressly assume the due and punctual payment of the principal of and interest (including all additional amounts, if any, payable pursuant to Section 10.07) on all the Securities, according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of this Indenture and any applicable Registration Rights Agreement to be performed by the Company, by an indenture supplemental hereto satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, and (iii) such successor corporation shall not, immediately after such merger or consolidation or such sale or conveyance, be in default in the performance of any such covenant or condition; provided, however, that the provisions of clause (ii) of this Subsection shall not be applicable if the Company shall be the surviving corporation.

SECTION 8.02. Rights and Duties of Successor Corporation.  In case of any such consolidation, merger, sale or conveyance and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company, and the predecessor corporation shall be relieved of any further obligation under this Indenture and the Securities.  Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder, which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities, which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities, which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

SECTION 8.03. Securities to be Secured in Certain Events.  If, upon any such consolidation or merger of the Company with or into any other corporation, or upon any sale or conveyance of the property of the Company as an entirety or substantially as an entirety to any other corporation, any asset of the Company or of a Restricted Subsidiary would thereupon become subject to any Mortgage (as defined in Section 10.04), unless the Company could create such Mortgage pursuant to Section 10.04 without equally and ratably securing the Securities, the Company, prior to or at the time of such consolidation, merger, sale or conveyance, will cause the Securities to be secured equally and ratably with (or prior to) the indebtedness or obligation secured by such Mortgage.

SECTION 8.04. Officer’s Certificate and Opinion of Counsel.  The Trustee, subject to the provisions of Sections 6.01 and 6.03, shall be provided an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption, complies with the provisions of this Article Eight.

ARTICLE NINE

SUPPLEMENTAL INDENTURES

SECTION 9.01. Supplemental Indentures Without Consent of Holders. The Company, when authorized by a Board Resolution, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for one or more of the following purposes:

(1) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Eight hereof; or

(2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

(3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of such series); provided, however, that in respect of any such additional Events of Default such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of that or those series of Securities to which such additional Events of Default apply to waive such default; or

(4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in (i) bearer form, registrable or not registrable as to principal, and/or (ii) coupon form, registrable or not registrable as to principal, and to provide for exchangeability of such Securities with Securities issued hereunder in fully registered form; or

(5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall not apply to any Outstanding Security of any series issued prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

(6) to secure the Securities pursuant to the requirements of Section 8.03 or 10.04 or otherwise; or

(7) to establish the form or terms of Securities of any series thereof as permitted by Sections 2.01 and 3.01; or

(8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.09(b); or

(9) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be defective or inconsistent with any other provision herein or in any supplemental indenture, or to make such other provisions with respect to matters or questions arising under this Indenture; or

(10) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 4.01, 14.02 and 14.03; provided that any such action shall not adversely affect the interests of the Holders of Securities of such series or any other series of Securities in any material respect.

The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder.

Any supplemental indenture authorized by the provisions of this Section 9.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Outstanding Securities or coupons, notwithstanding any of the provisions of Section 9.02.

SECTION 9.02. Supplemental Indentures With Consent of Holders. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected by such supplemental indenture (voting together as a single class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall (i) extend the Stated Maturity of the principal of (or premium, if any, on), or any installment of principal of or interest, if any, on, any Security, or reduce the principal amount thereof or the rate of interest thereon, or change any obligation of the Company to pay additional amounts pursuant to Section 10.07 (except as contemplated by  Section 8.01(i) and permitted by Section 9.01(1), or reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof, or change the coin or currency in which any Security or any premium or any interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or Repayment Date, as the case may be), without the consent of the Holder of each Outstanding Security so affected, or (ii) reduce the aforesaid percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, without the consent of the Holders of all the Outstanding Securities of such series.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of only one or more particular series with respect to a covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

Upon the request of the Company accompanied by a copy of a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 9.03. Execution of Supplemental Indentures.  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be provided with, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.04. Effect of Supplemental Indentures.  Upon the execution of any supplemental indenture pursuant to the provisions of this Article, this Indenture shall be and be deemed to be modified and amended in accordance therewith, and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

SECTION 9.05. Reference in Securities to Supplemental Indentures.  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and such Securities may be authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

ARTICLE TEN

PARTICULAR COVENANTS OF THE COMPANY

SECTION 10.01. Payment of Principal, Premium and Interest.  The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of (and premium, if any, on) and interest, if any, on the Securities of that series in accordance with the terms of the Securities and this Indenture.  Each installment of interest on any Security may at the Company’s option be paid by mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 3.07, to the address of such Person as it appears on the Security Register or by wire transfer to an account of the Person entitled thereto as such account shall be provided to the Security Registrar and shall appear on the Security Register.  At the option of the Company, all payments of principal may be paid by official bank check to the registered Holder of the Security or other person entitled thereto against surrender of such Security.

SECTION 10.02. Maintenance of Office or Agency.  The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange as in this Indenture provided and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served.  The Company will give notice to the Trustee of the location, and any change in the location, of each such office or agency.  In case the Company shall fail to maintain any such required office or agency or shall fail to give notice of the location or of any change thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust office of the Trustee. The Company hereby initially appoints the Trustee as its office or agency for each of said purposes.

The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee and the Trustee will give notice to the Holders of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 10.03. Money for Securities Payments to be Held in Trust.  If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (or premium, if any, on) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (or premium, if any) or interest, if any, so becoming due. The Company will promptly notify the Trustee of any failure to take such action or the failure by any other obligor on the Securities to make any payment of the principal of or interest on the Securities when the same shall be due and payable.

Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (or premium, if any, on) or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (or premium, if any) or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

The Company will cause each Paying Agent for any series of Securities, other than the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

(1) hold all sums held by it for the payment of the principal of (or premium, if any, on) or interest on Securities of that series (whether such sums have been paid to it by the Company or by any other obligor on the Securities) in trust for the benefit of the Persons entitled thereto;

(2) give the Trustee notice of any failure by the Company (or any other obligor upon the Securities of that series) to make any payment of principal of (or premium, if any, on) or interest on the Securities of that series when the same shall be due and payable; and

(3) at any time during the continuance of any Event of Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

Anything in this Section to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining satisfaction and discharge of this Indenture, or for any other reason, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

SECTION 10.04. Limitation on Liens.  Except as in this Section provided, the Company will not at any time, and will not permit any Restricted Subsidiary at any time to, pledge or otherwise subject to any lien (any such pledge or lien being hereinafter in this Section called a “Mortgage”) any of its property or assets securing indebtedness for borrowed money without thereupon expressly securing the due and punctual payment of the principal of (and premium, if any, on) and the interest on the Securities equally and ratably with (or prior to) any and all other obligations and indebtedness secured by such Mortgage, so long as any such other indebtedness shall be so secured, and the Company covenants that if and when any such Mortgage is created, the Securities will be so secured thereby; provided, however, that this limitation shall not apply to Mortgages securing indebtedness the aggregate amount of which at any one time outstanding shall not exceed 5 percent of Consolidated Net Tangible Assets of the Company and its consolidated subsidiaries; and, provided, further, that this limitation on liens shall not apply to:

(a)                                 Mortgages securing indebtedness incurred by the Company or any Restricted Subsidiary in connection with the exporting of goods to or between, or the marketing thereof in, countries outside the United States of America, in connection with which the Company or such Restricted Subsidiary shall have the right, in accordance with customary and established bank practice, to deposit, or otherwise subject to a lien, cash, securities or receivables; for the purpose of securing banking accommodations or as the basis for the issuance of bankers’ acceptances or in aid of other similar borrowing arrangements;

(b)                                 Mortgages on accounts receivables payable in foreign currencies securing indebtedness incurred and payable outside the United States of America;

(c)                                  Mortgages in favor of the Company or any Restricted Subsidiary;

(d)                                 Mortgages in favor of any governmental body to secure progress, advance or other payments pursuant to any contract or provision of any statute or deposits with any governmental body required by statute or regulation in connection with the conduct of the business of the Company or any Restricted Subsidiary;

(e)                                  deposits of assets of the Company or any Restricted Subsidiary with any surety company or clerk of any court, or in escrow, as collateral in connection with, or in lieu of, any bond on appeal by the Company or any Restricted Subsidiary from any judgment or decree against it, or in connection with other proceedings in actions at law or in equity by or against the Company or any restricted Subsidiary;

(f)                                   Mortgages on any property, tangible or intangible, real or personal, existing at the time of acquisition of such property (including requisition through merger or consolidation) or to secure the payment of all or any part of the purchase price thereof or to secure any indebtedness incurred prior to, at the time of, or within 60 days after, the acquisition thereof for the purpose of financing all or any part of the purchase price thereof;

(g)                                  Mortgages of or on any property or assets (including cash) of the Company or any Restricted Subsidiary in connection with any Hedging Transaction;

(h)                                 Mortgages created in connection with, or pursuant to, any Qualified Securitization Transaction and any Mortgage of an asset-backed security created or issued in a Qualified Securitization Transaction or other interest retained by the Company or the Restricted Subsidiary, as the case may be, in a Qualified Securitization Transaction; and

(i)                                     any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Mortgage or Mortgages referred to in the foregoing subsections (a) to (j) inclusive; provided, however, that such extension, renewal or replacement Mortgage shall be limited to all or a part of the same property that secured the Mortgage or Mortgages extended, renewed or replaced (plus improvements on such property).

SECTION 10.05. Statement by Officers as to Default.  The Company will deliver to the Trustee, on or before a date not more than four months after the end of each fiscal year of the Company ending after the date hereof, an Officer’s Certificate stating, as to each officer signing such certificate, whether or not to his knowledge the Company is in default in the performance and observance of any of the conditions or covenants hereof, and, if the Company shall be in default, specifying all such defaults and the nature thereof of which he may have knowledge.  For purposes of this Section 10.05 such compliance shall be determined without regard to any period of grace or requirement of notice hereunder.

SECTION 10.06. Further Instruments and Acts.  The Company will, upon request of the Trustee, execute and deliver such further instruments and do such further acts as may reasonably be necessary or proper to carry out more effectually the purposes of this Indenture. Additionally, for so long as any Security bearing a Private Placement Legend remains outstanding, the Company shall furnish to the Holders of any such Security and to their prospective transferees, upon their request, any information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

SECTION 10.07.  Additional Amounts.  If the Securities of a series provide for the payment of additional amounts, the Company will pay to the Holder of any Security of such series additional amounts as provided therein.  Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions here shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

If the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officer’s Certificate, the Company will furnish the Trustee and the Company’s principal Paying Agent or Paying Agents, if other than the Trustee, with an Officer’s Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series who are not United States persons without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of the series.  If any such withholding shall be required, then such Officer’s Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities and the Company will pay to the Trustee or such Paying Agent the additional amounts required by this Section.  In the event that the Trustee or any Paying Agent, as the case may be, shall not so receive the above-mentioned certificate, then the Trustee or such Paying Agent shall be entitled to (i) assume that no such withholding or deduction is required with respect to any payment of principal or interest with respect to any Securities of a series until it shall have received a certificate advising otherwise and (ii) to make all payments of principal and interest with respect to the Securities of a series without withholding or deductions until otherwise advised.  The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officer’s Certificate furnished pursuant to this Section.

ARTICLE ELEVEN

REDEMPTION OF SECURITIES

SECTION 11.01. Applicability of Article.  Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article.

SECTION 11.02. Election to Redeem; Notice to Trustee.   The right of the Company to elect to redeem any Securities of any series shall be set forth in the terms of such Securities of such series established in accordance with Section 3.01.  In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 11.03.

SECTION 11.03. Selection of Securities to be Redeemed.  If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date, from the outstanding Securities of such series not previously called for redemption, by such method as is required by the applicable exchange or depositary; provided, however, that no such partial redemption shall reduce the portion of the principal amount of such Security not redeemed to less than the minimum authorized denomination for Securities of that series.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 11.04. Notice of Redemption.   Notice of redemption shall be delivered by the Company or, at the Company’s request, by the Trustee to the Holders of the Securities to be redeemed, not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

All notices of redemption shall state:

(1) the Redemption Date,

(2) the Redemption Price,

(3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

(4) that on the Redemption Date (subject to any conditions precedent specified in such notice) the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

(5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

(6) that the redemption is for a sinking fund, if such is the case.

Notices of redemption may be conditional.

SECTION 11.05. Deposit of Redemption Price.  On or before any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 11.06. Securities Payable on Redemption Date.  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date (subject to any conditions precedent specified in such notice), become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest.  Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 3.07.

If any Security called for redemption shall not be so paid upon surrender therefor, the Redemption Price shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 11.07. Securities Redeemed in Part.   Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefore (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to, the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or

Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

ARTICLE TWELVE

REPAYMENT AT OPTION OF HOLDERS

SECTION 12.01. Applicability of Article.   Repayment of Securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article.

SECTION 12.02. Repayment of Securities.   Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereof, together with interest thereon accrued to the Repayment Date specified in the terms of such Securities. The Company covenants that on or before the Repayment Date the Company will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the principal (or, if so provided by the terms of the Securities of any series, a percentage of the principal) of, and (except if the Repayment Date shall be an Interest Payment Date) accrued interest, if any, on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

SECTION 12.03. Exercise of Option.   Securities of any series subject to repayment at the option of the Holders thereof will contain an “Option to Elect Repayment” form on the reverse of such Securities.  To be repaid at the option of the Holder, any Security so providing for such repayment, with the “Option to Elect Repayment” form on the reverse of such Security duly completed by the Holder, must be received by the Company at the Place of Payment therefore specified in the terms of such Security (or at such other place or places of which the Company shall from time to time notify the Holders of such Securities) not earlier than 30 days nor later than 15 days prior to the Repayment Date. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of $1,000 unless otherwise specified in the terms of such Security, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered that is not to be repaid must be specified. The principal amount of any Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part.  Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Company.

SECTION 12.04. When Securities Presented for Repayment Become Due and Payable.   If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article and as provided by the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Company on the Repayment Date therein specified, and on and after such Repayment Date (unless the Company shall default in the payment of such Securities on such Repayment Date) interest on such Securities or the portions thereof, as the case may be, shall cease to accrue.

SECTION 12.05. Securities Repaid in Part.   Upon surrender of any Security which is to be repaid in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Company, a new Security or Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.

ARTICLE THIRTEEN

SINKING FUNDS

SECTION 13.01. Applicability of Article.   The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment”, and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an “optional sinking fund payment”.  If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 13.02.  Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 13.02. Satisfaction of Sinking Fund Payments with Securities. The Company may (1) deliver to the Trustee Outstanding Securities of a series (other than any previously called for redemption) theretofore purchased or otherwise acquired by the Company, and (2) receive credit for Securities of a series which have been previously delivered to the Trustee by the Company or for Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of the same series required to be made pursuant to the terms of such Securities as provided for by the terms of such Series, provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 13.03. Redemption of Securities for Sinking Fund.   Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officer’s Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering or crediting Securities of that series pursuant to Section 13.02 (which Securities will, if not previously delivered, accompany such certificate) and whether the Company intends to exercise its right to make a permitted optional sinking fund payment with respect to such series. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate, the sinking fund payment due on the next succeeding sinking fund payment date for that series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Securities subject to a mandatory sinking fund payment without the option to deliver or credit Securities as provided in Section 13.02 and without the right to make any optional sinking fund payment, if any, with respect to such series.

Not more than 60 days before each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.06 and 11.07.

Prior to any sinking fund payment date, the Company shall pay to the Trustee in cash a sum equal to any interest accrued to the date fixed for redemption of Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section 13.03.

ARTICLE FOURTEEN

DEFEASANCE AND COVENANT DEFEASANCE

SECTION 14.01. Applicability of Article; Company’s Option to Effect Defeasance or Covenant Defeasance.   Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, defeasance of the Securities of a series under Section 14.02, or covenant defeasance of a series under Section 14.03 shall be made in accordance with the terms of such Securities and in accordance with this Article.

SECTION 14.02. Legal Defeasance.  Upon the Company’s exercise of the above option applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on the date the conditions set forth below are satisfied (hereinafter, “defeasance”).  For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series, which shall thereafter be deemed to be “Outstanding” only for the purposes of Section 14.05 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 14.04 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on such Securities when such payments are due, (B) the Company’s obligations with respect to such Securities under Sections 2.03, 3.05, 3.06, 10.02 and 10.03, (C) the rights, powers, trusts, duties, and immunities of the Trustee hereunder and (D) this Article Fourteen. Subject to compliance with this Article Fourteen, the Company may exercise its option under this Section 14.02 notwithstanding the prior exercise of its option under Section 14.03 with respect to the Securities of such series.

SECTION 14.03. Covenant Defeasance.   Upon the Company’s exercise of the above option applicable to this Section, the Company shall be released from its obligations under Sections 7.03, 8.03, and 10.04, and, if specified pursuant to Section 3.01, the Company shall be released from its obligations under any other covenant, with respect to the Outstanding Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, “covenant defeasance”), and the Securities of such series shall thereafter be deemed to be not “Outstanding” for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Section 7.03, 8.03, or 10.04, or such other covenant, but shall continue to be deemed “Outstanding” for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of any reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under subsection 5.01(4) or subsection 5.01(7) of this Indenture, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 14.04. Conditions to Defeasance or Covenant Defeasance.   The following shall be the conditions to application of either Section 14.02 or Section 14.03 to the Outstanding Securities of such series:

(1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.08 who shall agree to comply with the provisions of this Article Fourteen applicable to it) as trust funds in trust for the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any) and interest, if any, on the Outstanding Securities of such series on the Stated Maturity of such principal or installments of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities. For this purpose, “U.S. Government Obligations” means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

(2) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit.

(3) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

(4) In the case of an election under Section 14.02, the company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of the first issuance by the Company of Securities pursuant to this instrument, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

(5) In the case of an election under Section 14.03, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

(6) Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 3.01.

(7) The Company shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 14.02 or the covenant defeasance under Section 14.03 (as the case may be) have been complied with.

SECTION 14.05. Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions.   Subject to the provisions of the last paragraph of Section 10.03, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 14.04 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 14.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

Anything in this Article Fourteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company, from time to time upon Company Request, any money or U.S. Government Obligations held by it as provided in Section 14.04 which, in the opinion of a nationally recognized firm of independent public accountants certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent “defeasance” or “covenant defeasance”.

SECTION 14.06. Reinstatement.  If the Trustee is unable to apply any money or U.S. Government Obligations in accordance with Section 14.05 with respect to the Securities of any series by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company under this Indenture and such Securities shall be revived and reinstated as though no deposit had occurred with respect to the Securities of such series pursuant to Section 14.04 until such time as the Trustee is permitted to apply all such money or U.S. Government Obligations in accordance with Section 14.05.

ARTICLE FIFTEEN

IMMUNITY OF INCORPORATORS, STOCKHOLDERS, MEMBERS, MANAGERS,

OFFICERS, DIRECTORS AND EMPLOYEES

SECTION 15.01. Exemption from Individual Liability.  No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, member, manager, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, members, managers, officers, directors or employees, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, member, manager, officer, director or employee, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

ARTICLE SIXTEEN

MEETINGS OF HOLDERS OF SECURITIES

SECTION 16.01.    Purposes for Which Meetings May be Called.  If Securities of a series are issuable as Bearer Securities or if required by legal or regulatory requirements or by any exchange on which the relevant Securities may be listed for trading for the taking of any action by the Holders of such Securities, a meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders or Securities of such series.

SECTION 16.02. Call, Notice and Place of Meetings.  (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 16.01, to be held at such time and at such place in the borough of Manhattan, The City of New York, or in London as the Trustee shall determine.  Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 16.03, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

(b)           In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 16.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the borough of Manhattan, The City of New York, or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

SECTION 16.03. Persons Entitled to Vote at Meetings.  To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder of Holders.  The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 16.04. Quorum; Action.  The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series.  In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved.  In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting.  In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting.  Notice of the reconvening of any adjourned meeting shall be given as provided in Subsection (a) of Section 16.02, except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened.  Notice of the reconvening of any adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

Except as limited by the proviso to Section 9.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 9.02, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, if any, whether or not present or represented at the meeting.

SECTION 16.05. Determination of Voting Rights; Conduct and Adjournment of Meetings.  (a) Notwithstanding any provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination or proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.  Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.04 and the appointment of any proxy shall be proved in the manner specified in Section 1.04 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 1.04 to certify to the holding of Bearer Securities.  Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.04 or other proof.

(b)           The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Subsection (b) of Section 16.02, in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman.  A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

(c)           At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding.  The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

(d)           Any meeting of Holders of Securities of any series duly called pursuant to Section 16.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

SECTION 16.06. Counting Votes and Recording Action of Meetings.  The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them.  The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the Secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting.  A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any Series shall be prepared by the Secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 16.02 and, if applicable, Section 16.04.  Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.  Any record so signed and verified shall be conclusive evidence of the matters therein stated.

ARTICLE SEVENTEEN

MISCELLANEOUS PROVISIONS

SECTION 17.01. Successors and Assigns of Company Bound by Indenture.  All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Company shall bind its respective successors and assigns, whether so expressed or not.

SECTION 17.02. Acts of Board, Committee or Officer of Successor Corporation Valid.  Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at that time be the successor of the Company.

SECTION 17.03. Required Notices or Demands.  Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders to or on the Company may, except as otherwise provided in Section 5.01(4), be given or served by being deposited postage prepaid in a post office letter box in the United States addressed (until another address is filed by the Company with the Trustee), as follows:  Ford Motor Credit Company LLC, One American Road, Dearborn, Michigan 48126, Attention:  Treasurer.  Any notice, direction, request or demand by the Company or by a Holder to or upon the Trustee may be given or made, for all purposes, be being deposited postage prepaid in a post office letter box in the United States addressed to the Corporate Trust Office of the Trustee.

Any notice required or permitted to be given to a Holder of Securities by the Company or the Trustee pursuant to the provisions of this Indenture shall be deemed to be properly given by being deposited postage prepaid in a post office letter box in the United States addressed to such Holder at the address of such Holder as shown on the Security Register.  In any case, where notice to Holders of Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of Securities shall affect the sufficiency of such notice with respect to other Holders of Securities.

In case, by reason of the suspension of or irregularities in regular mail service, it shall be impractical to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

The Trustee agrees to accept and act upon instructions or directions pursuant to this Indenture sent by unsecured e-mail, pdf, facsimile transmission or other similar unsecured electronic methods, provided, however, that the Trustee shall have received an incumbency certificate listing persons designated to give such instructions or directions and containing specimen signatures of such designated persons, which such incumbency certificate shall be amended and replaced whenever a person is to be added or deleted from the listing.  If the Company elects to give the Trustee e-mail or facsimile instructions (or instructions by a similar electronic method), the Trustee’s understanding of such instructions shall be deemed controlling.  The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The Company agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk or interception and misuse by third parties.

SECTION 17.04. Indenture and Securities to be Construed in Accordance with the Laws of the State of New York.  Except as otherwise provided in accordance with Section 3.01, this Indenture and each Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State, without regards to its principals of conflicts of laws.

SECTION 17.05. Indenture May be Executed in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

SECTION 17.06.  Submission to Jurisdiction.  The parties irrevocably submit to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, City of New York, over any suit, action or proceeding arising out of or relating to this Indenture.  To the fullest extent permitted by applicable law, the parties irrevocably waive and agree not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 17.07. Waiver of Jury Trial.  EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

SECTION 17.08. Force Majeure.  In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

THE BANK OF NEW YORK MELLON hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

IN WITNESS WHEREOF, FORD MOTOR CREDIT COMPANY LLC has caused this Indenture to be duly signed and acknowledged by its Chairman of the Board, or its Chief Executive Officer, or its Chief Operating Officer, or its Chief Financial Officer, or its President, or an Executive Vice President, or a Vice President, or its Treasurer or its Assistant Treasurer, or its Secretary or its Assistant Secretary thereunto duly authorized, and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or an Assistant Secretary; and THE BANK OF NEW YORK MELLON has caused this Indenture to be duly signed by one of its Vice Presidents thereunto duly authorized.

FORD MOTOR CREDIT COMPANY LLC

By:	/s/ Brian E. Schaaf
Name:	Brian E. Schaaf
Title:	Vice President and Assistant Treasurer

Attest:	/s/ David J. Witten
Name:	David J. Witten
Title:	Assistant Secretary

Dated:	March 16, 2015

THE BANK OF NEW YORK MELLON

By:	/s/ L. O’Brien
Name:	Laurence J. O’Brien
Title:	Vice President

Dated:	March 16, 2015

EXHIBIT A

[Form of Registered Security Which is Not An
Original Issued Discount Security]

[Form of Face]

FORD MOTOR CREDIT COMPANY LLC

[U.S.] $

[R- ]	CUSIP:

FORD MOTOR CREDIT COMPANY LLC, a limited liability company duly formed and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor company under the Indenture hereinafter referred to), for value received, hereby promises to pay to                                                             , or registered assigns, the principal sum of                                          (United States Dollars) on                                         , unless earlier repaid as herein provided, and to pay interest thereon at the rate of     % per annum from                     , 20     or from the most recent Interest Payment Date to which interest has been paid or duly provided for, [semi-annually in arrears on                  and                      in each year], commencing                     , 20    , , until the principal hereof is paid or made available for payment [If applicable, insert — , and (to the extent that the payment of such interest shall be legally enforceable) at the rate of     % per annum on any overdue principal and premium and on any overdue installment of interest].  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid, as provided in such Indenture, to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date [or                               ] for such interest, which shall be the fifteenth day (whether or not a Business Day) [, as the case may be,] preceding such Interest Payment Date.

Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at [the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City and State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts] [the option of the Holder (a) [at the Corporate Trust Office of the Trustee] or such other office or agency of the Company as maybe designated by it for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts or (b)

subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the indenture) to rescind the designation of any such Paying Agent, at the [main] offices of                      in                     ,                      in                     ,                      in                     ,                      and                        in                     , or at such other offices or agencies as the Company may designate, by check drawn on, or transfer to a United States dollar account maintained by the payee with, a bank in The City of New York] [If applicable, insert — ; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account of the Person entitled thereto as such account shall be provided to the Security Registrar and shall appear on the Security Register].

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication heron has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its company seal.

Dated:	FORD MOTOR CREDIT COMPANY LLC
[Company Seal]
By

By

Attest:

[Form of Reverse]

This Security is one of the duly authorized securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 16, 2015 (herein called the “Indenture”), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to $          ].

[If applicable, insert— The Securities of this series are subject to redemption [(1)] [If applicable, insert— on                  in any year commencing with the year          and ending with the year          through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, [and] (2)] [If applicable, insert — at any time [on or after                     ], as a whole or in part, at the election of the Company, at the following Redemption Price (expressed as percentages of the principal amount):  If redeemed on or before                 ,         %, and if redeemed] during the 12-month period beginning                  of the years indicated.

Year	Redemption Price	Year	Redemption Price

and thereafter at a Redemption Price equal to     % of the principal amount,] [If applicable, insert— [and (      )] under the circumstances described in the next [two] succeeding paragraph[s] at a Redemption Price equal to 100% of the principal amount,] together in the case of any such redemption [If applicable, insert— (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date; provided, however, that installments of interest on this Security whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

[If applicable, insert— The Securities of this series are subject to redemption (1) on                          in any year commencing with the year          and ending with the year          through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after                         ], as whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below:  If redeemed during the 12-month period beginning                          of the years indicated.

Year	Redemption Price for Redemption Through Operation of the Sinking Fund	Redemption Price for Redemption Otherwise Than Through Operation of the Sinking Fund

and thereafter at a Redemption Price equal to           % of the principal amount, [If applicable, insert— and (3) under the circumstances described in the next [two] succeeding paragraph[s] at a Redemption Price equal to 100% of the principal amount,] together in the case of such redemption (whether through operation of the sinking fund or otherwise_) with accrued interest to the Redemption Date; provided, however, that installments of interest on this Security whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

[Notwithstanding the foregoing, the Company may not, prior to                       , redeem any Securities of this series as contemplated by Clause [(2)] above as part of, or in anticipation of, any refunding operation by the application, directly or indirectly , of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than           % per annum.]

[The sinking fund for this series provides for the redemption on                      in each year, beginning with the year            and ending with the year           , of [not less than] $                  [(“mandatory sinking fund”) and not more than $               ] aggregate principal amount of Securities of this series.  [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made—in the [describe order] order in which they become due.]]

Notice of redemption will be given by mail to Holders of Securities, not less than 30 nor more than 60 days prior to the date fixed for redemption, all as provided by the Indenture.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder upon cancellation hereof.

[If applicable, insert— The Securities of this series are subject to repayment in whole [or in part] [but not in part], in integral multiples of $          , on                                [and                     ] at the option of the Holder hereof at a Repayment Price equal to         % of the principal amount thereof [to be repaid], together with interest thereon accrued to the Repayment Date, all as provided in the Indenture[; provided, however, that the principal amount of this Security may not be repaid in part if, following such repayment, the unpaid principal amount of this Security would be less than [$          ] [the minimum authorized denomination for Securities of this series].]  To be repaid at the option of the Holder, this Security, with the “Option to Elect Repayment” form duly completed by the Holder hereof, must be received by the Company at its office or agency maintained for that purpose in the Borough of Manhattan, the City and State of New York [, which will be located initially at the office of the Trustee at                         ], not earlier than 30 days nor later than 15 days prior to the Repayment Date.  Exercise of such option by the Holder of this Security shall be irrevocable unless waived by the Company.  [In the event of repayment of this Security at the option of the Holder in part only, a new Security or Securities of this series for the portion hereof upon the cancellation hereof.]]

If an Event of Default with respect to Securities of this series shall occur and be continuous, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

[If the Securities are denominated in Foreign Currencies, if applicable, insert — [Except as set forth below, payments of the principal of and interest on this Security will be made in the currency in which such Security is denominated.  If a Security is denominated in a foreign currency and such currency is no longer used for the settlement of transactions by public institutions of or within the international banking community, then all payments with respect to such Security shall be made in U.S. dollars.  The amount so payable on any date in such foreign currency shall be converted into U.S. dollars at the exchange rate as of the fifteenth day preceding the last day of payment with respect to such Security on which such foreign currency was used in either such capacity.  Such exchange rate will be the noon U.S. dollar buying rate for such currency for cable transfers quoted in The City of New York.]

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected, voting as a single class.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration or transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of this Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest [(including additional amounts, as described on the face hereof)] on this Security at the times, place[s] and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in [any place where the principal of [(and premium, if any)] and interest on this Security are payable] [the Borough of Manhattan, The City of New York, or, subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to rescind the designation of any such transfer agent, at the [main] offices of                        in                        and                        in                        or at such other offices or agencies as the Company may designate], duly endorsed by, or accompanied by a written instrument of transfer in for satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one more new [If the Securities of the series are issuable as Bearer Securities, insert— Registered] Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form, without coupons, in denominations of $                       and in any integral multiple thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

[If the Securities of the series are denominated in Foreign Currencies, if applicable, insert— The obligation to pay the principal hereof and interest hereon in the currency of denomination is of the essence.  To the fullest extent possible under applicable law, judgments in respect of this Security shall be given in the currency of denomination.  The obligation of the Company to make payments in such currency of denomination shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in such currency of denomination that the Holder of this Security may purchase with the amount paid in such other currency.  If the amount in the currency of denomination that may be so purchased is for any reason less than the amount originally due, the Company shall, as a separate and independent obligation, pay such additional amount in the currency of denomination as may be necessary to compensate for any such shortfall.]

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[If applicable, insert—

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably requests and instructs the Company to repay the within Security [(or the portion thereof specified below)], pursuant to its terms, on the “Repayment Date” first occurring after the date of receipt of the within Security as specified below, at a Repayment Price equal to       % of the principal amount thereof, together with interest thereon accrued to the Repayment Date, to the undersigned at:

(Please Print or type Name and Address of the Undersigned.)

For this Option to Elect Repayment to be effective, this Security with the Option to Elect Repayment duly completed must be received not earlier than 30 days prior to the Repayment Date and not later than 15 days prior to the Repayment Date by the Company at its offices or agency in the Borough of Manhattan, the City and State of New York [, which will be located initially at the office of the Trustee at                                                       ].

[If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be $                   or an integral multiple thereof) which is to be repaid:  $                  .  The principal amount of this Security may not be repaid in part if, following such repayment, the unpaid principal amount of this Security would be less than [$                ] [the minimum authorized denomination for Securities of this series].]

[If less than the entire principal amount of the within Security is to be repaid, specify the denomination(s) of the Security(ies) to be issued for the unpaid amount ($               or any integral multiple of $                ); $                .]

Dated:

Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Security in every particular without alterations or enlargement or any change whatsoever.]

EXHIBIT B

[FORM OF REGISTERED SECURITY WHICH IS AN

ORIGINAL ISSUE DISCOUNT SECURITY]

[FORM OF FACE]

FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS SECURITY IS         % OF ITS PRINCIPAL AMOUNT, THE ISSUE DATE IS                           , 20    [,—AND] THE YIELD TO MATURITY IS         %[, THE METHOD USED TO DETERMINE THE YIELD IS                          AND THE AMOUNT OF ORIGINAL ISSUE DISCOUNT APPLICABLE TO THE SHORT ACCRUAL PERIOD OF                       , 20     TO                       , 20     IS         % OF THE PRINCIPAL AMOUNT OF THIS SECURITY].

FORD MOTOR CREDIT COMPANY LLC

[R-]	[U.S. $]

FORD MOTOR CREDIT COMPANY LLC, a limited liability company duly formed and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor company under the Indenture hereinafter referred to), for value received, hereby promises to pay to                                                                           , or registered assigns, the principal sum of                                                                      [United States Dollars] on                                                       unless earlier repaid as herein provided [If the Security is interest-bearing, insert— , and to pay interest thereon at the rate of         % per annum from                               , 20     or from the most recent Interest Payment Date to which interest has been paid or duly provided for, [semi-annually in arrears on                          and                          in each year] [annually in arrears on                          in each year], commencing                               , 20    , , until the principal hereof is paid or made available for payment [If applicable, insert— , and (to the extent that the payment of such interest shall be legally enforceable) at the rate of         % per annum on any overdue principal and premium and on any overdue installment of interest].  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid, as provided in the Indenture, to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the                          [or                           ] (whether or not a Business Day) [,as the case may be,] next preceding such Interest Payment Date.

Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].  [If the Security is not to bear interest prior to Maturity, insert— The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity, and in such case the overdue principal of this Security shall bear interest at the rate of         % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for.  Interest on any overdue principal shall be payable on demand.  Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of         % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]  Payment of the principal of (and premium, if any) and [if applicable, insert— any such interest on this Security will be made at [the office or agency of the Company maintained for that purpose in The Borough of Manhattan, The City and State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts] [the option of the Holder (a) at [the Corporate Trust Office of the Trustee] or such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts or (b) subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to rescind the designation of any such Paying Agent, at the [main] offices of                          in                         ,                      in                         ,                          in                         ,                      in                           , and                          in                         , or at such other offices or agencies as the Company may designate, by check drawn on, or transfer to a United States dollar account maintained by the payee with, a bank in The City of New York] [If applicable, insert— ; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account of the Person entitled thereto as such account shall be provided to the Security Registrar and shall appear on the Security Register].

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its company seal.

Dated:
[Company Seal]	FORD MOTOR CREDIT COMPANY

By

Attest:	By

[Form of Reverse]

This Security is one of the duly authorized securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 16, 2015 (herein called the “Indenture”), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to $                        ].

[If applicable, insert— The Securities of this series are subject to redemption (1)] [If applicable, insert— on                          in any year commencing with the year              and ending with the year              through operation of the sinking fund for this series at a Redemption Price equal to [Insert formula for determining the amount]. [and] (2)] [If applicable, insert— at any time [on or after                               ], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount):  If redeemed [on or before                         ,             %, and if redeemed] during the 12-month period beginning                      of the years indicated,

Year	Redemption Price	Year	Redemption Price

and thereafter at a Redemption Price equal to         % of the principal amount,] [If applicable, insert— [and (   )] under the circumstances described in the next [two] succeeding paragraph[s] at a Redemption Price equal to [Insert formula for determining the amount]] [If the Security is interest-bearing, insert— , together in the case of any such redemption [If applicable, insert—

(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date; provided, however, that installments of interest on this Security whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture].

[If applicable, insert— The Securities of this series are subject to redemption (1) on                          in any year commencing with the year            and ending with the year            through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after                     ], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below:  If redeemed during the 12-month period beginning                      of the years indicated,

Year	Redemption Price for Redemption Through Operation of the Sinking Fund	Redemption Price for Redemption Otherwise Than Through Operation of the Sinking Fund

and thereafter at a Redemption Price equal to         % of the principal amount, [If applicable, insert— and (3) under the circumstances described in the next (two) succeeding paragraph(s) at a Redemption Price equal to [Insert formula for determining the amount]] [If the Security is interest-bearing, insert— , together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date; provided, however, that installments of interest on this Security whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture].]

[Notwithstanding the foregoing, the Company may not, prior to                             , redeem any Securities of this series as contemplated by Clause [(2)] above as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than       % per annum.]

[The sinking fund for this series provides for the redemption on                          in each year, beginning with the year              and ending with the year              of [not less than] $                     [(“mandatory sinking fund”) and not more than $                    ] aggregate principal

amount of Securities of this series.  [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made—in the [describe order] order in which they become due.]]

Notice of redemption will be given by mail to Holders of Securities, not less than 30 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

[If applicable, insert— The Securities of this series are subject to repayment in whole [or in part] [but not in part], in integral multiples of $                    , on                                [and                               ] at the option of the Holder hereof at a Repayment Price equal to          % of the principal amount thereof [to be repaid], together with interest thereon accrued on the Repayment Date, all as provided in the Indenture [; provided, however, that the principal amount of this Security may not be repaid in part if, following such repayment, the unpaid principal amount of this Security would be less than [$                ] [the minimum authorized denomination for Securities of this series].]  To be repaid at the option of the Holder, this Security, with the “Option to Elect Repayment” form duly completed by the Holder hereof, must be received by the Company at its office or agency maintained for that purpose in the Borough of Manhattan, the City and State of New York [, which will be located initially at the office of the Trustee at                                         ], not earlier than 30 days no later than 15 days prior to the Repayment Date.  Exercise of such option by the Holder of the Security shall be irrevocable unless waived by the Company.  [In the event of repayment of this Security at the option of the Holder in party only, a new Security or Securities of this series for the portion hereof not repaid will be issued in the name of the Holder hereof upon the cancellation hereof.]]

If an Event of Default with respect to securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.  Such amount shall be equal to— insert formula for determining the amount.  Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company’s obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.

[If the Securities are denominated in Foreign Currencies, if applicable, insert — Except as set forth below, payment of the principal of and interest on this Security will be made in the currency in which such Security is denominated.  If a Security is denominated in a foreign currency and such currency is no longer used for the settlement of transactions by public institutions of or within the international banking community, then all payments with respect to such Security shall be made in U.S. dollars.  The amount so payable on any date in such foreign currency shall be converted into U.S. dollars at the exchange rate as of the fifteenth day preceding the last day of payment with respect to such Security on which such foreign currency was used in either such capacity.  Such exchange rate will be the noon U.S. dollar buying rate for such currency for cable transfers quoted in The City of New York.]

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected, voting as a single class.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provision of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding with 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or [any] interest on this Security on or after the respective due dates expressed therein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and [any] interest [(including additional amounts, as described on the face hereof)] on this Security at the times, place[s] and rate, and in the coin or currency, herein prescribed.

As provided in the indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in [any place where the principal of [(and premium, if any)] and [any] interest on this Security are payable [the Borough of Manhattan, The City of New York, or, subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the indenture) to rescind the description of any such transfer agent, at the [main] offices of                                in                                and                                in                                or at such other offices or agencies as the Company may designate], duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new [If the Securities of the series are issuable as Bearer Securities, insert —  Registered] Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form, without coupons, in denominations of $                 and any integral multiple thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of  Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not his Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

[If the Securities are denominated in Foreign Currencies, if applicable, insert — The obligation to pay the principal hereof and interest hereon in the currency of denomination is of the essence.  To the fullest extent possible under applicable law, judgments in respect of this Security shall be given in the currency of denomination.  The obligation of the Company to make payments in such currency of denomination shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in such currency of denomination that the Holder of this Security may purchase with the amount paid in such currency. If the amount in the currency of denomination that may be so purchased is for any reason less than the amount originally due, the Company shall, as a separate and independent obligation, pay such additional amounts in the currency of denomination as may be necessary to compensate in such shortfall.]

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[If applicable, insert—

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably requests and instructs the Company to repay the within Security [(or the portion thereof specified below)], pursuant to its terms, on the “Repayment Date” first occurring after the date of receipt of the within Security as specified below, at a Repayment price equal to       % of the principal amount thereof, together with interest thereon accrued to the Repayment Date, to the undersigned at:

(Please Print or type Name and Address of the Undersigned.)

For this Option to Elect Repayment to be effective, this Security with the Option to Elect Repayment duly completed must be received not earlier than 30 days prior to the Repayment Date and not later than 15 days prior to the Repayment Date by the Company at its offices or agency in the Borough of Manhattan, the City and State of New York [, which will be located initially at the office of the Trustee at                                                        ].

[If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be $                   or an integral multiple thereof) which is to be repaid:  $                  .  The principal amount of this Security may not be repaid in part if, following such repayment, the unpaid principal amount of this Security would be less than [$                  ] [the minimum authorized denomination for Securities of this series].]

[If less than the entire principal amount of the within Security is to be repaid, specify the denomination(s) of the Security(ies) to be issued for the unpaid amount ($                   or any integral multiple of $                  ); $                  .]

Dated:

Note:  The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Security in every particular without alterations or enlargement or any change whatsoever.]

EXHIBIT C

FORM OF CERTIFICATE OF TRANSFER

Ford Motor Credit Company LLC

One American Road

Dearborn, Michigan 48126

Attention:

Facsimile:

The Bank of New York Mellon

Attention:

Facsimile:

Re:  Ford Motor Credit Company LLC

Reference is hereby made to the Indenture, dated as of March 16, 2015 (the “Indenture”), between Ford Motor Credit Corporation LLC, a Delaware limited liability company (the “Company”) and The Bank of New York Mellon, as trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                                           (the “Transferor”) owns and proposes to transfer the [Security] [Securities] or interest in such [Security] [Securities] specified in Annex A hereto, in the principal amount of $                       in such [Security] [Securities] or interests (the “Transfer”), to                                  (the “Transferee”), as further specified in Annex A hereto.  In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

☐            1.             Check if Transferee will take delivery of a beneficial interest in the 144A Global Security or a Definitive Security Pursuant to Rule 144A.  The Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Security is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Security for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States.  Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Security and/or the Definitive Security and in the Indenture and the Securities Act.

☐            2.             Check if Transferee will take delivery of a beneficial interest in a Legended Regulation S Global Security, or a Definitive Security pursuant to Regulation S.  The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person  (other than any Initial Purchaser or Dealer Manager).  Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Legended Regulation S Global Security and/or the Definitive Security and in the Indenture and the Securities Act.

☐            3.             Check and complete if transfer is pursuant to any provision of the Securities Act other than Rule 144A or Regulation S.  The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Securities and Restricted Definitive Securities and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that  (check one):

☐            (a)           such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act; or

☐            (b)           such Transfer is being effected to the Company or a subsidiary thereof; or

☐            (c)           such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with any applicable prospectus delivery requirements under the Securities Act.

☐            4.             Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Security or of an Unrestricted Definitive Security.

☐            (a)           Check if Transfer is Pursuant to Rule 144.  (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act.  Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Definitive Securities and in the Indenture.

☐            (b)           Check if Transfer is Pursuant to Regulation S.  (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and, in the case of a transfer from a Restricted Global Security or a Restricted Definitive Security, the Transferor hereby further certifies that (a) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (b) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (c) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (d) the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person, and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act.  Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Definitive Securities and in the Indenture.

☐            (c)           Check if Transfer is Pursuant to Other Exemption.  (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act.  Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities or Restricted Definitive Securities and in the Indenture.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

Dated:

[Insert Name of Transferor]

By:
Name:
Title:

DTC Participant No.

ANNEX A TO CERTIFICATE OF TRANSFER

1.	The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a) OR (b)]

☐	(a)	a beneficial interest in the:

		(i)	144A Global Security (CUSIP ); or

		(ii)	Regulation S Global Security (CUSIP ); or

☐	(b)	a Restricted Definitive Security.

2.	After the Transfer the Transferee will hold:

[CHECK ONE]

☐	(a)	a beneficial interest in the:

	(i)	144A Global Security (CUSIP ); or

	(ii)	Regulation S Global Security (CUSIP ); or

	(iii)	Unrestricted Global Security (CUSIP ); or

☐	(b)	a Restricted Definitive Security; or

☐	(c)	an Unrestricted Definitive Security,

in accordance with the terms of the Indenture.

EXHIBIT D

FORM OF CERTIFICATE OF EXCHANGE

Ford Motor Credit Company LLC

One American Road

Dearborn, Michigan 48126

Attention:

Facsimile:

The Bank of New York Mellon

Attention:

Facsimile:

Re:  Ford Motor Credit Company LLC - [Insert  Title of Securities]

Reference is hereby made to the Indenture, dated as of March 16, 2015, as supplemented (the “Indenture”), between Ford Motor Credit Company LLC, a Delaware  limited liability company (the “Company”) and The Bank of New York Mellon, as trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                                     (the “Owner”) owns and proposes to exchange the [Security] [Securities] or interest in such [Security] [Securities] specified herein, in the principal amount of $                         in such [Security] [Securities] or interests (the “Exchange”).  In connection with the Exchange, the Owner hereby certifies that:

☐            (a)           Check if Exchange is from beneficial interest in a Restricted Global Security to beneficial interest in an Unrestricted Global Security.  In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Security for a beneficial interest in an Unrestricted Global Security in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the “Securities Act”), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

☐            (b)           Check if Exchange is from beneficial interest in a Restricted Global Security to Unrestricted Definitive Security.  In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Security for an Unrestricted Definitive Security, the Owner hereby certifies (i) the Definitive Security is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

D-1

☐            (c)           Check if Exchange is from Restricted Definitive Security to Unrestricted Definitive Security.  In connection with the Owner’s Exchange of a Restricted Definitive Security for an Unrestricted Definitive Security, the Owner hereby certifies (i) the Unrestricted Definitive Security is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

☐            (d)           Check if Exchange is from beneficial interest in a Restricted Global Security to Restricted Definitive Security.  In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Security for a Restricted Definitive Security with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Security is being acquired for the Owner’s own account without transfer.  Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Security issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Security and in the Indenture and the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

Dated:

[Insert Name of Transferor]

By:
Name:
Title:

DTC Participant No.

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